AS FILED WITH THE SEC ON                     .        REGISTRATION NO. 33-29181
                         --------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-6


                         POST-EFFECTIVE AMENDMENT NO. 14

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2


                                   PRUCO LIFE
                           VARIABLE UNIVERSAL ACCOUNT
                              (Exact Name of Trust)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)

                          PRUCO LIFE INSURANCE COMPANY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (800) 286-7754
          (Address and telephone number of principal executive offices)


                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                          PRUCO LIFE INSURANCE COMPANY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                     (Name and address of agent for service)


                                    Copy to:
                                JEFFREY C. MARTIN
                                 SHEA & GARDNER
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036


It is proposed that this filing will become effective (check appropriate space):

    [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


    [X] on  May 1, 2000     pursuant to paragraph (b) of Rule 485
          -----------------
               (date)

    [ ] 60 days after filing pursuant to paragraph (a) of Rule 485

    [ ] on                           pursuant to paragraph (a) of Rule 485
         ------------------------
                   (date)

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY FORM N-8B-2)

        N-8B-2 ITEM NUMBER    LOCATION
        ------------------    --------

               1.             Cover Page

               2.             Cover Page

               3.             Not Applicable

               4.             Sale of the Contract and Sales Commissions

               5.             Pruco Life Variable Universal Account

               6.             Pruco Life Variable Universal Account

               7.             Not Applicable

               8.             Not Applicable

               9.             Litigation

               10. Brief Description of the Contract; Short-Term Cancellation Right or "Free Look"; Transfers; Refund of Sales Charges; Reduction of Charges; Cash Surrender Value; Death Benefit; Partial Withdrawal of Cash Surrender Value; When Proceeds are Paid; Contract Loans; Exchange Right Available in Some States; Reduced Paid-Up Insurance Option Available in Some States; Voting Rights; Substitution of Series Fund Shares; Changes in Face Amount

               11. Brief Description of the Contract; Pruco Life Variable Universal Account

               12. Cover Page; Brief Description of the Contract; The Prudential Series Fund, Inc.; Sale of the Contract and Sales Commissions

               13. Brief Description of the Contract; The Prudential Series Fund, Inc.; Premiums; Allocation of Premiums; Charges and Expenses; Refund of Sales Charges; Reduction of Charges; Sale of the Contract and Sales Commissions

               14. Brief Description of the Contract; Detailed Information for Prospective Contract Owners

               15.            Brief Description of the Contract; Premiums;
                              Allocation of Premiums; Transfers

               16. Brief Description of the Contract; Detailed Information for Prospective Contract Owners

               17. Partial Withdrawal of Cash Surrender Value; When Proceeds are Paid

               18.            Pruco Life Variable Universal Account; Cash
                              Surrender Value

               19.            Reports to Contract Owners

        N-8B-2 ITEM NUMBER    LOCATION
        ------------------    --------

               20.            Not Applicable

               21.            Contract Loans

               22.            Not Applicable

               23.            Not Applicable

               24. Other General Contract Provisions; The Prudential Series Fund, Inc.

               25.            Pruco Life Insurance Company; The Prudential
                              Series Fund, Inc.

               26. Brief Description of the Contract; The Prudential Series Fund, Inc.; Charges and Expenses

               27.            Pruco Life Insurance Company

               28.            Pruco Life Insurance Company; Directors and
                              Officers

               29.            Pruco Life Insurance Company

               30.            Not Applicable

               31.            Not Applicable

               32.            Not Applicable

               33.            Not Applicable

               34.            Not Applicable

               35.            Pruco Life Insurance Company

               36.            Not Applicable

               37.            Not Applicable

               38.            Sale of the Contract and Sales Commissions

               39.            Sale of the Contract and Sales Commissions

               40.            Not Applicable

               41.            Sale of the Contract and Sales Commissions

               42.            Not Applicable

               43.            Not Applicable

               44. Brief Description of the Contract; The Prudential Series Fund, Inc; Cash Surrender Value; Death Benefit

               45.            Not Applicable

               46. Brief Description of the Contract; Pruco Life Variable Universal Account; The Prudential Series Fund, Inc.

        N-8B-2 ITEM NUMBER    LOCATION
        ------------------    --------

               47.            Pruco Life Variable Universal Account

               48.            Not Applicable

               49.            Not Applicable

               50.            Not Applicable

               51.            Not Applicable

               52.            Substitution of Series Fund Shares

               53.            Tax Treatment of Contract Benefits

               54.            Not Applicable

               55.            Not Applicable

               56.            Not Applicable

               57.            Not Applicable

               58.            Not Applicable

               59. Financial Statements: Financial Statements of The Pruselect I Variable Life Subaccounts of Pruco Life Variable Universal Account; Consolidated Financial Statements of Pruco Life Insurance Company and Subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS


MAY 1, 2000

PRUCO LIFE INSURANCE COMPANY
VARIABLE UNIVERSAL ACCOUNT

                                 PRUSELECT/SM/ I

This prospectus describes certain individual flexible premium variable universal life insurance contracts, PRUSELECT/SM/ I Variable Life Insurance Contract* (the "Contract"), issued by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our"), a stock life insurance company. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). These Contracts provide individual universal life insurance coverage with flexible premium payments and variable investment options. The Contracts are owned by employers, trusts, associations or similar entities for the purpose of providing insurance on the lives of selected employees. As of January 1, 1992, Pruco Life no longer offers these Contracts for sale. In general, the owner, not the insured employee, makes all the premium payments and receives the benefits under the Contracts. The Contracts may be used for funding the owner's liabilities for retiree medical benefits or other non-qualified employee benefits.


The Contracts provide a death benefit and a cash surrender value. The cash surrender value generally increases with the payment of each premium, decreases to reflect charges made by Pruco Life, and varies daily with investment performance of the chosen variable investment options. There is no guaranteed minimum cash surrender value. The death benefit generally remains fixed in the amount or amounts scheduled at the outset of the Contract (the "face amount"). However, Pruco Life may increase the death benefit to maintain the Contract's status as life insurance under the Internal Revenue Code.

INVESTMENT CHOICES:

Pruselect I offers a wide variety of investment choices, including 20 variable investment options that invest in mutual funds managed by these leading asset managers:

o        THE PRUDENTIAL INVESTMENT CORPORATION
o        A I M ADVISORS, INC.
o        AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
o        JANUS CAPITAL CORPORATION
o        MASSACHUSETTS FINANCIAL SERVICES COMPANY
o        ROWE PRICE-FLEMING INTERNATIONAL, INC.

For a complete list of the 20 available variable investment options and their investment objectives, see THE Funds, page 7.


This prospectus describes the Contract generally and the Pruco Life Variable Universal Account (the "Account"). The attached prospectuses for the Funds and their related statements of additional information describe the investment objectives and the risks of investing in the Fund portfolios. Pruco Life may add additional investment options in the future. Please read this prospectus and keep it for future reference.


The Securities and Exchange Commission ("SEC") maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          PRUCO LIFE INSURANCE COMPANY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 286-7754


*PRUSELECT is a service mark of Prudential.
CVUL-1 Ed 5-2000

                                                    PROSPECTUS CONTENTS

                                                                                                                           PAGE
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS...........................................................................1

INTRODUCTION AND SUMMARY.......................................................................................................2
   BRIEF DESCRIPTION OF THE CONTRACT...........................................................................................2
   PREMIUMS....................................................................................................................2
   CHARGES.....................................................................................................................3

GENERAL  INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY,  PRUCO LIFE VARIABLE  UNIVERSAL ACCOUNT,  AND THE VARIABLE
INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT................................................................................6
   PRUCO LIFE INSURANCE COMPANY................................................................................................6
   PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT.......................................................................................6
   THE FUNDS...................................................................................................................7
   VOTING RIGHTS...............................................................................................................9
   WHICH INVESTMENT OPTION SHOULD BE SELECTED?.................................................................................9

DETAILED INFORMATION FOR CONTRACT OWNERS......................................................................................10
   CHARGES AND EXPENSES.......................................................................................................10
   REQUIREMENTS FOR ISSUANCE OF A CONTRACT....................................................................................12
   SHORT-TERM CANCELLATION RIGHT OR "FREE-LOOK"...............................................................................12
   PREMIUMS...................................................................................................................13
   ALLOCATION OF PREMIUMS.....................................................................................................13
   TRANSFERS..................................................................................................................13
   RETURN OF SALES CHARGE.....................................................................................................14
   REDUCTION OF CHARGES.......................................................................................................14
   CASH SURRENDER VALUE.......................................................................................................14
   DEATH BENEFIT..............................................................................................................14
   PARTIAL WITHDRAWAL OF CASH SURRENDER VALUE.................................................................................15
   CHANGES IN FACE AMOUNT.....................................................................................................16
   ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS...........................................16
   CONTRACT LOANS.............................................................................................................18
   WHEN PROCEEDS ARE PAID.....................................................................................................18
   TAX TREATMENT OF CONTRACT BENEFITS.........................................................................................19
   LAPSE AND REINSTATEMENT....................................................................................................20
   LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS........................................................20
   REDUCED PAID-UP INSURANCE OPTION AVAILABLE IN SOME STATES..................................................................21
   OTHER GENERAL CONTRACT PROVISIONS..........................................................................................21
   SUBSTITUTION OF FUND SHARES................................................................................................21
   REPORTS TO CONTRACT OWNERS.................................................................................................21
   SALE OF THE CONTRACT AND SALES COMMISSIONS.................................................................................21
   STATE REGULATION...........................................................................................................22
   EXPERTS....................................................................................................................22
   LITIGATION AND REGULATORY PROCEEDINGS......................................................................................22
   ADDITIONAL INFORMATION.....................................................................................................23
   FINANCIAL STATEMENTS.......................................................................................................23

DIRECTORS AND OFFICERS........................................................................................................24

FINANCIAL STATEMENTS OF THE PRUSELECT I VARIABLE LIFE SUBACCOUNTS OF PRUCO LIFE
VARIABLE UNIVERSAL ACCOUNT....................................................................................................A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY
AND ITS SUBSIDIARIES..........................................................................................................B1

                          DEFINITIONS OF SPECIAL TERMS
                             USED IN THIS PROSPECTUS


ATTAINED AGE -- The insured's age on the Contract date plus the number of Contract years since then.


CASH SURRENDER VALUE --"The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund plus any refund of sales charges due, minus any Contract debt.


CONTRACT ANNIVERSARY -- The same date as the Contract date in each later year.

CONTRACT DATE -- The date the Contract is issued, as specified in the Contract.

CONTRACT DEBT -- The principal amount of all outstanding loans plus any interest accrued thereon.


CONTRACT FUND -- The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts invested in the variable investment options and the principal amount of any Contract debt plus any interest earned thereon.

CONTRACT OWNER -- The entity, typically an employer, trust or association, that purchases the Contract.

CONTRACT YEAR -- A year that starts on the Contract date or on a Contract anniversary.

DEATH BENEFIT -- If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract debt.

FACE AMOUNT -- The amount[s] of life insurance as shown in the Contract's schedule of face amounts.

FUNDS -- Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.


ISSUE AGE-- The insured's age as of the Contract date.

LOAN VALUE -- The maximum amount that a Contract owner may borrow.

MONTHLY DATE -- The Contract date and the same date in each subsequent month.

NET AMOUNT AT RISK -- The amount by which the death benefit exceeds the Contract Fund.

PRUCO LIFE INSURANCE COMPANY -- Us, we, our, Pruco Life. The company offering the Contract.

SEPARATE ACCOUNT -- Amounts under the Contract that are allocated to the variable investment options are held by us in a separate account called the Pruco Life Variable Universal Account. The Separate Account is set apart from all of the general assets of Pruco Life Insurance Company.


VALUATION PERIOD -- The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Fund are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

VARIABLE INVESTMENT OPTION -- When you choose a variable investment option, we purchase shares of a mutual fund which are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.

YOU-- The owner of the Contract.

                            INTRODUCTION AND SUMMARY


THIS SUMMARY PROVIDES A BRIEF OVERVIEW OF THE MORE SIGNIFICANT ASPECTS OF THE CONTRACT. WE PROVIDE FURTHER DETAIL IN THE SUBSEQUENT SECTIONS OF THIS PROSPECTUS AND IN THE CONTRACT.

BRIEF DESCRIPTION OF THE CONTRACT

AS OF JANUARY 1, 1992, PRUCO LIFE NO LONGER OFFERED THESE CONTRACTS FOR SALE.


The Contract is an individual flexible premium variable universal life insurance contract that was offered by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our"). The Contracts were available on a multiple life basis where the insureds shared a common employment or business relationship. The Contracts may be owned individually or by a corporation, trust, association or similar entity. The Contract owner has all rights and privileges under the Contract. The Contracts may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation plans, retiree medical benefits, or other purposes.


The Contract is a form of variable universal life insurance. It is based on a Contract Fund, the value of which changes every day. The chart below describes how the value of your Contract Fund changes.


You may invest premiums in one or more of the 20 available variable investment options. Your Contract Fund value changes every day depending upon the change in the value of the particular variable investment options that you have selected.

Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which variable investment options you choose. See WHICH INVESTMENT OPTION SHOULD BE SELECTED?, page 9.

Variable life insurance contracts are unsuitable as short-term savings vehicles. Withdrawals and loans may possibly result in adverse tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 19.

PREMIUMS

You have flexibility with respect to the payment of premiums. You generally select the amount and timing of premium payments. The Contract typically sets forth a schedule of annual target premiums that you may pay, but you need not adhere to that schedule and instead may vary the timing and amount of premiums. See PREMIUMS, page 13.

You are not required to pay any specific premium level to ensure that the Contract remains inforce. Rather, the Contract will not lapse as long as the Contract Fund is sufficient to pay the monthly charges. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. The payment of any specified premium level does not guarantee that the Contract will remain inforce. See LAPSE AND REINSTATEMENT, page 20.


You may choose to have the premiums (after deduction of a $2 administrative charge, any applicable taxes attributable to premiums, and a sales load) invested in one or more of 20 variable investment options. Each variable investment option is invested in a corresponding portfolio of a mutual fund (a "Fund"). Information about the Fund portfolios can be found under THE FUNDS, on page 7 and in the attached prospectuses for the Funds. Because you may invest premiums in these various variable investment options, the Contract offers an opportunity for the cash surrender value to appreciate more rapidly than it would under comparable fixed-benefit life insurance. You must accept the risk that, if investment performance is unfavorable, the cash surrender value may not appreciate as rapidly or may decrease in value.

CHARGES


We deduct certain charges from each premium payment and from the amounts held in the designated variable investment option[s]. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under CHARGES AND EXPENSES on page
10. In brief, and subject to that fuller description, the following diagram outlines the maximum charges which Pruco Life may make:

                                 ---------------
                                 PREMIUM PAYMENT
                                 ---------------

          ----------------------------------------------------------
          o         less charge for taxes attributable to premiums
          o         less $2 processing fee
          ----------------------------------------------------------

--------------------------------------------------------------------------------
o         less a front-end sales load of not more than 7%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             INVESTED PREMIUM AMOUNT

o To be invested in one or a combination of the 20 available portfolios of the Funds.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                 DAILY CHARGES

o We deduct a daily mortality and expense risk charge, equivalent to an annual rate of up to 0.9%, from the assets in the variable investment options. See UNDERLYING PORTFOLIO EXPENSES chart, below.
o    We deduct management fees and expenses from the Fund assets.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                MONTHLY CHARGES

o We deduct an administrative charge of up to $3 plus up to $0.04 per $1,000 of face amount of insurance from the Contract Fund.

o We deduct a charge for anticipated mortality (the "cost of insurance charge") with the maximum charge based on 100% of the 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Tables"), with appropriate adjustments for substandard rating classes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          POSSIBLE ADDITIONAL CHARGES

o We deduct an administrative processing charge of up to $15 in connection with each partial withdrawal of excess cash surrender value.

o We deduct an administrative processing charge of up to $15 in connection with each decrease in face amount.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                 Underlying Portfolio Expenses
-----------------------------------------------------------------------------------------------------------------
                                                                                  TOTAL
                 PORTFOLIO                      INVESTMENT         OTHER       CONTRACTUAL      TOTAL ACTUAL
                                               ADVISORY FEE      EXPENSES       EXPENSES          EXPENSES*
-----------------------------------------------------------------------------------------------------------------
SERIES FUND
  Money Market                                     0.40%           0.02%          0.42%             0.42%
  Diversified Bond                                 0.40%           0.03%          0.43%             0.43%
  Government Income                                0.40%           0.04%          0.44%             0.44%
  Zero Coupon Bond 2000 (1)                        0.40%           0.18%          0.58%             0.40%
  Zero Coupon Bond 2005 (1)                        0.40%           0.19%          0.59%             0.40%
  Conservative Balanced                            0.55%           0.02%          0.57%             0.57%
  Flexible Managed                                 0.60%           0.02%          0.62%             0.62%
  High Yield Bond (1)                              0.55%           0.05%          0.60%             0.60%
  Stock Index (1)                                  0.35%           0.04%          0.39%             0.39%
  Equity Income (1)                                0.40%           0.02%          0.42%             0.42%
  Equity                                           0.45%           0.02%          0.47%             0.47%
  Prudential Jennison                              0.60%           0.03%          0.63%             0.63%
  Small Capitalization Stock                       0.40%           0.05%          0.45%             0.45%
  Global                                           0.75%           0.09%          0.84%             0.84%
  Natural Resources (1)                            0.45%           0.12%          0.57%             0.55%
AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Value Fund                              0.61%           0.15%          0.76%             0.76%
AMERICAN CENTURY VARIABLE  PORTFOLIOS,  INC. (2)
  VP Value Fund                                    1.00%           0.00%          1.00%             1.00%
JANUS ASPEN SERIES (3)
  Growth Portfolio                                 0.65%           0.02%          0.67%             0.67%
MFS(R)VARIABLE INSURANCE TRUST/SM/ (4)
  Emerging Growth Series                           0.75%           0.09%          0.84%             0.84%
T. ROWE PRICE INTERNATIONAL SERIES, INC. (2)
  International Stock Portfolio                    1.05%           0.00%          1.05%             1.05%
-----------------------------------------------------------------------------------------------------------------
* Reflects fee waivers and reimbursement of expenses, if any.
-----------------------------------------------------------------------------------------------------------------


(1) PrucoLife, on a non-guaranteed basis, makes daily adjustments that offset the effect of some of the expenses incurred by certain portfolios. Pruco Life currently makes such adjustments to ensure that the portfolio expenses indirectly borne by a Contract owner investing in:


o the Zero Coupon Bond Portfolios will not exceed the investment management fee;


o the Stock Index Portfolio will not exceed the investment management fee plus 0.05% of the average daily net assets of the portfolio; and


o the High Yield Bond, Equity Income and Natural Resources Portfolios will not exceed the investment management fee plus 0.1% of the average daily net assets of the portfolio.


PrucoLife intends to continue these adjustments in the future, although we retain the right to discontinue them.


(2) AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. / T. ROWE PRICE INTERNATIONAL SERIES, INC. The Investment Advisory Fee includes the ordinary expenses of operating the Fund.


(3)  JANUS ASPEN SERIES
     The table reflects expenses based on expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee.

(4)  MFS" VARIABLE INSURANCE TRUST "
     The 0.09% on "Other Expenses" does not take into account a 0.01% expense offset arrangement with the Fund's custodian and is therefore higher than the actual expenses of the Series.

Under certain circumstances, Contract owners may receive a refund of a portion of the sales charge. See REFUNDS OF SALES CHARGES, page 14.

For DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, see page 1.

Additional information may also be obtained from Pruco Life. The address and telephone number are set forth on the cover of this prospectus.

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN YOUR BEST INTEREST. IN MOST CASES, IF YOU REQUIRE ADDITIONAL COVERAGE, THE BENEFITS OF YOUR EXISTING CONTRACT CAN BE PROTECTED BY PURCHASING ADDITIONAL INSURANCE OR A SUPPLEMENTAL CONTRACT. IF YOU ARE CONSIDERING REPLACING A CONTRACT, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING CONTRACT WITH THE BENEFITS AND COSTS OF PURCHASING ANOTHER CONTRACT AND YOU SHOULD CONSULT A QUALIFIED TAX ADVISER.

THIS PROSPECTUS WAS ONLY OFFERED IN JURISDICTIONS IN WHICH THE OFFERING WAS LAWFUL. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR THE FUNDS.

   GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE
                                    CONTRACT

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.


Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization". On February 10, 1998, Prudential's Board of Directors authorized management to take preliminary steps necessary to allow Prudential to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by Prudential's Board of Directors, a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.


The plan of reorganization, which has not been fully developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including types, amounts, and issue years of the policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, provided that their policies were in force on the date Prudential's Board of Directors adopted a plan of reorganization, while mutual fund customers and customers of Prudential's subsidiaries (such as the Pruco Life insurance companies) would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractholders of Prudential's subsidiaries. This does not constitute a proposal, offer, solicitation or recommendation regarding any plan of reorganization that may be proposed or a recommendation regarding the ownership of any stock that could be issued in connection with any such demutualization.

PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT


We have established a separate account, the Pruco Life Variable Universal Account (the "Account"), to hold the assets that are associated with the Contracts. The Account was established on April 17, 1989 under Arizona law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.


Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Before making any such transfer, Pruco Life will consider any possible adverse impact the transfer might have on the Account.


The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life.


Currently, you may invest in one or a combination of 20 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund which are held as an investment for that option. We hold these shares in the Account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount. Pruco Life may add additional variable investment options in the future. The Account's financial statements begin on page A1.

THE FUNDS


Listed below are the mutual funds (the "Funds") in which the variable investment options invest, the Funds' investment objectives, and investment advisers.


EACH FUND HAS A SEPARATE PROSPECTUS THAT IS PROVIDED WITH THIS PROSPECTUS. YOU SHOULD READ THE FUND PROSPECTUS BEFORE YOU DECIDE TO ALLOCATE ASSETS TO THE VARIABLE INVESTMENT OPTION USING THAT FUND. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE FUNDS WILL BE MET.


THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND"):


o MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.


o DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.


o GOVERNMENT INCOME PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as by corporations and banks, both domestic and foreign.


o ZERO COUPON BOND PORTFOLIOS - 2000 AND 2005: The investment objectives are the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. The Portfolios invest in debt obligations of the United States Treasury and corporations that have been issued without interest coupons, or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation. On November 15, 2000, the liquidation date of the Zero Coupon Bond 2000 Portfolio, investment in that portfolio will be transferred to the Money Market Portfolio.


o CONSERVATIVE BALANCED PORTFOLIO: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.


o FLEXIBLE MANAGED PORTFOLIO: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.


o HIGH YIELD BOND PORTFOLIO: The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.

o STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Stock Index (the "S&P 500").


o EQUITY INCOME PORTFOLIO: The investment objective is both current income and capital appreciation. The Portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the S&P 500 or the NYSE Composite Index.

o EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

o PRUDENTIAL JENNISON PORTFOLIO: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

o SMALL CAPITALIZATION STOCK PORTFOLIO: The investment objective is to achieve long-term growth of capital. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's Small Capitalization Index (the S&P SmallCap 600 Index).


o GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.


o NATURAL RESOURCES PORTFOLIO: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.


Prudential is the investment adviser for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"). The Service Agreement provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates LLC ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio.


A I M VARIABLE INSURANCE FUNDS:


o A I M V.I. VALUE FUND. Seeks to achieve long-term growth of capital. Income is a secondary objective.

A I M Advisors, Inc. ("AIM") is the investment adviser for this Fund. The principal business address for AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:


o AMERICAN CENTURY VP VALUE FUND. Seeks long-term capital growth with income as a secondary objective. The fund seeks to achieve its objective by investing primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.


American Century Investment Management, Inc. ("ACIM") is the investment adviser for this Fund. ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The principal underwriter of the fund is American Century Services, Inc., located at 4500 Main Street, Kansas City, Missouri 64111.

JANUS ASPEN SERIES:


o GROWTH PORTFOLIO. Seeks long-term growth of capital in a manner consistent with the preservation of capital.

Janus Capital Corporation is the investment adviser and is responsible for the day-to-day management of the portfolio and other business affairs of the portfolio. Janus Capital Corporation's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.


MFS(R)  VARIABLE INSURANCE TRUST/SM/:


o    EMERGING GROWTH SERIES. Seeks to provide long-term growth of capital.


Massachusetts Financial Services Company, a Delaware corporation, is the investment adviser to this MFS Series. The principal business address for the Massachusetts Financial Services Company is 500 Boylston Street, Boston, Massachusetts 02116.

T. ROWE PRICE INTERNATIONAL SERIES, INC.:


o INTERNATIONAL STOCK PORTFOLIO. Long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

Rowe Price-Fleming International, Inc. is the investment manager for this Fund. The principal business address for Rowe Price-Fleming International, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.


Further information about Fund portfolios can be found in the attached prospectuses and their statements of additional information for each Fund.


The investment advisers for the Funds charge a daily investment management fee as compensation for their services. These fees are described in the table under DEDUCTIONS FROM PORTFOLIOS in the CHARGES AND EXPENSES section, see page 10, and are more fully described in the prospectus for each Fund.


In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual funds. Although neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage, the Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:


     (1)  changes in state insurance law;
     (2)  changes in federal income tax law;
     (3)  changes in the investment management of any portfolio of the Funds; or
     (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.


Pruco Life may be compensated by an affiliate of each of the Funds (other than the Prudential Series Fund) based upon an annual percentage of the average assets held in the Fund by Pruco Life under the Contracts. These percentages vary by Fund, and reflect administrative and other services provided by Pruco Life.


VOTING RIGHTS


We are the legal owner of the shares of the Funds associated with the variable investment options. However, we vote the shares in the Funds according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Funds in its own right, it may elect to do so.


WHICH INVESTMENT OPTION SHOULD BE SELECTED?


Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, Natural Resources, AIM V.I. Value Fund, American Century VP Value Fund, Janus Growth, MFS Emerging Growth Series, or T. Rowe Price International Stock may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves different policies and investment risks.


You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Government Income or Diversified Bond Portfolios. You may want even greater safety of principal and may prefer the Money Market Portfolio, recognizing that the level of short-term rates may change rather rapidly. Money invested in a Zero Coupon Bond Portfolio and held to its liquidation date will realize a predictable return. Although the portfolio's value may fluctuate significantly with changes in interest rates prior to its liquidation date. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater with lower quality bonds with normally higher yields. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Pruco Life's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolios.

Your choice should take into account your willingness to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Pruco Life Representative from time to time about the choices available to you under the Contract. Pruco Life recommends against frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.


                    DETAILED INFORMATION FOR CONTRACT OWNERS


CHARGES AND EXPENSES


This section provides a more detailed description of each charge that is described briefly in the chart on page 3.


In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. We reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.


All charges made by Pruco Life, whether deducted from premiums or from the Contract Fund, are set forth below.

  1. We deduct a charge from each premium payment for taxes attributable to premiums. For these purposes, "taxes attributable to premiums" includes any federal, state or local income, premium, excise, business, or any other type of tax measured by or based upon the amount of premium received by Pruco Life. These taxes vary by state, and in some states by locality. The tax rates generally range from 0.75% to 5% (but in some instances it may exceed 5%), with the most common level being 2% of premiums. During 1999, 1998, and 1997, Pruco Life received a total of approximately $3,100, $1,577, and $61,232, respectively, in charges for payment of taxes attributable to premiums.

  2. We deduct an administrative charge of $2 from each premium payment to cover the cost of collecting and processing premiums. During 1999, 1998, and 1997, Pruco Life received a total of approximately $0, $15, and $790, respectively, in processing charges.

  3. We deduct a charge from each premium payment for sales expenses. This charge, often called a "sales load", is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. This charge consists of a deduction of up to 7% of the premium remaining after the charge for taxes attributable to premiums and the $2 administrative charge have been deducted. On a non-guaranteed basis, Pruco Life intends to charge only a 5% sales load on payments made after the first year. A portion of the sales load may be refunded to you if aggregate premiums under all Contracts of this type purchased by you exceed an amount determined by Pruco Life (currently $5 million). See REFUNDS OF SALES CHARGES, page 14. During 1999, 1998, and 1997, Pruco Life received a total of approximately $6,600, $5,313, and $205,059, respectively, in sales load charges.

  4. On each Monthly date, (i.e., the Contract date and the same day of each succeeding month), we reduce the Contract Fund by an administrative charge of up to $3 plus up to $0.04 per $1,000 of face amount of insurance. Currently, this charge is not more than $6 per month on a non-guaranteed basis. This charge compensates Pruco Life for administrative expenses incurred, among other things, in issuing the Contracts, processing claims, paying cash surrender values and death benefits, keeping records, and communicating with Contract owners. During 1999, 1998, and 1997, Pruco Life received a total of approximately $17,000, $25,788, and $35,000, respectively, in monthly administrative charges.

  5. We deduct a mortality charge (also referred to as a "cost of insurance charge") from the Contract Fund on each Monthly date to cover anticipated mortality costs. When an insured dies, the amount of the death benefit paid to the beneficiary is larger than the Contract Fund. The mortality charges are designed to enable Pruco Life to pay this larger death benefit. The charge is determined by multiplying the applicable "net amount at risk" (the amount by which the death benefit, computed as if there were no Contract debt, exceeds the Contract Fund) by a mortality rate based upon the insured's sex, issue age and current attained age, and the anticipated mortality for that class of persons. The maximum rate that Pruco Life may charge for underwritten Contracts which are not in a substandard risk class is 100% of the applicable rates of the non-smoker/smoker 1980 CSO Tables. The maximum rate that Pruco Life may charge under Contracts issued on a guaranteed issue basis which are not in a substandard risk class is 100% of the applicable rates of the composite 1980 CSO Tables. Higher rates apply if the insured is determined to be in a substandard risk class. Current cost of insurance rates are typically lower than the maximum rates.

6. We deduct a charge for assuming mortality and expense risks. This is done by deducting daily, from the assets of each of the variable investment options, a percentage of those assets up to an effective annual rate of 0.9%. Pruco Life currently intends to charge only 0.6% on these Contracts, but reserves the right to make the full 0.9% charge. The mortality risk assumed is that insureds may live for a shorter period of time than Pruco Life estimated when it determined what mortality charges to make. The expense risk assumed is that expenses will be greater than Pruco Life estimated in fixing its administrative charges. During 1999, 1998, and 1997, Pruco Life received a total of approximately $441,000, $400,378, and $341,984, respectively, in mortality and expense risk charges.

7. In connection with each partial withdrawal of cash surrender value, we deduct an administrative processing charge, which is the lesser of: (a) $15 or; (b) 2% of each withdrawal. See PARTIAL WITHDRAWAL OF CASH SURRENDER VALUE, page 15.

8. We deduct an administrative processing charge of up to $15 in connection with each decrease in face amount. See CHANGES IN FACE AMOUNT, page 16.

9. The Account purchases shares of the Funds at net asset value. The net asset value of those shares reflects investment management fees and expenses already deducted from the assets of the Funds. More detailed information is contained in the attached prospectus for the Funds.

      The total expenses of each portfolio for the year 1999, expressed as a percentage of the average assets during the year, are shown below:


                                                   Total Portfolio Expenses
-------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL
                  PORTFOLIO                      INVESTMENT    OTHER EXPENSES   CONTRACTUAL       TOTAL ACTUAL
                                                ADVISORY FEE                     EXPENSES          EXPENSES*
-------------------------------------------------------------------------------------------------------------------
SERIES FUND
  Money Market                                     0.40%           0.02%           0.42%             0.42%
  Diversified Bond                                 0.40%           0.03%           0.43%             0.43%
  Government Income                                0.40%           0.04%           0.44%             0.44%
  Zero Coupon Bond 2000 (1)                        0.40%           0.18%           0.58%             0.40%
  Zero Coupon Bond 2005 (1)                        0.40%           0.19%           0.59%             0.40%
  Conservative Balanced                            0.55%           0.02%           0.57%             0.57%
  Flexible Managed                                 0.60%           0.02%           0.62%             0.62%
  High Yield Bond (1)                              0.55%           0.05%           0.60%             0.60%
  Stock Index (1)                                  0.35%           0.04%           0.39%             0.39%
  Equity Income (1)                                0.40%           0.02%           0.42%             0.42%
  Equity                                           0.45%           0.02%           0.47%             0.47%
  Prudential Jennison                              0.60%           0.03%           0.63%             0.63%
  Small Capitalization Stock                       0.40%           0.05%           0.45%             0.45%
  Global                                           0.75%           0.09%           0.84%             0.84%
  Natural Resources (1)                            0.45%           0.12%           0.57%             0.55%
AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Value Fund                              0.61%           0.15%           0.76%             0.76%
AMERICAN  CENTURY VARIABLE  PORTFOLIOS,  INC. (2)
  VP Value Fund                                    1.00%           0.00%           1.00%             1.00%
JANUS ASPEN SERIES (3)
  Growth Portfolio                                 0.65%           0.02%           0.67%             0.67%
MFS(R)VARIABLE INSURANCE TRUST/SM/(4)
  Emerging Growth Series                           0.75%           0.09%           0.84%             0.84%
T. ROWE PRICE INTERNATIONAL SERIES, INC. (2)
  International Stock Portfolio                    1.05%           0.00%           1.05%             1.05%
-------------------------------------------------------------------------------------------------------------------
* Reflects fee waivers and reimbursement of expenses, if any.
-------------------------------------------------------------------------------------------------------------------

(1) Pruco Life, on a non-guaranteed basis, makes daily adjustments that offset the effect of some of the expenses incurred by certain portfolios. Pruco Life currently makes such adjustments to ensure that the portfolio expenses indirectly borne by a Contract owner investing in:

o the Zero Coupon Bond Portfolios will not exceed the investment management fee;
o the Stock Index Portfolio will not exceed the investment management fee plus 0.05% of the average daily net assets of the portfolio; and
o the High Yield Bond, Equity Income and Natural Resources Portfolios will not exceed the investment management fee plus 0.1% of the average daily net assets of the portfolio.

Pruco Life intends to continue these adjustments in the future, although we retain the right to discontinue them.

(2) AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. / T. ROWE PRICE INTERNATIONAL SERIES, INC. The Investment Advisory Fee includes the ordinary expenses of operating the Fund.

(3)  JANUS ASPEN SERIES
     The table reflects expenses based on expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee.

(4)  MFS" VARIABLE INSURANCE TRUST "
     The 0.09% on "Other Expenses" does not take into account a 0.01% expense offset arrangement with the Fund's custodian and is therefore higher than the actual expenses of the Series.

     THE EXPENSES RELATING TO THE FUNDS (OTHER THAN THOSE OF THE SERIES FUND) HAVE BEEN PROVIDED TO PRUCO LIFE BY THE FUNDS. PRUCO LIFE HAS NOT INDEPENDENTLY VERIFIED THEM.

10. Although the Account is registered as a unit investment trust, it is not a separate taxpayer for purposes of the Code. The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life's federal income taxes. We will review the question of a charge to the Account for Pruco Life's federal income taxes periodically. Such a charge may be made in the future for any federal income taxes that would be attributable to the Account.

     Under current law, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

11. An extra risk charge may be deducted monthly for aviation, occupational or temporary extra risks.

You may specify the variable investment option[s] from which the monthly deductions are made. If the amount held in a designated variable investment options is insufficient or if no selection is made by the Contract owner, the monthly charges will be deducted based on the portions of the Contract Fund invested in each of the selected variable investment option[s].

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of January 1, 1992, these Contracts were no longer available for sale. Pruco Life issued the Contracts on both an individually underwritten basis and a guaranteed issue basis. Underwritten Contracts required individualized evidence of the insured's insurability and rating class. Guaranteed issue Contracts were issued in certain circumstances on associated individuals, such as those employees of a company who met criteria established by Pruco Life. The minimum face amount offered depended on whether the Contract was issued on an underwritten or guaranteed issue basis (the face amount is the minimum death benefit, absent Contract debt or default). The minimum face amounts offered were $100,000 for an underwritten Contract and $50,000 for a Contract issued on a guaranteed issue basis. A Contract owner could have established a schedule of face amounts under which the face amount changes on designated dates.

Generally, the Contract was issued on insureds between the ages of 20 and 75 for underwritten Contracts, and between the ages of 20 and 64 for guaranteed issue Contracts. In its discretion, Pruco Life may have issued the Contract on insureds of other ages.

SHORT-TERM CANCELLATION RIGHT OR "FREE-LOOK"


Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. You can request a refund by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires and you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience.

PREMIUMS

Pruco Life sets a minimum initial premium for issuance of a Contract. A Contract typically contains a schedule of annual target premiums that the owner may pay. The Contract owner need not follow that schedule, however, and has considerable flexibility with respect to the timing and amount of payments. The minimum premium Pruco Life will accept is $25, and Pruco Life reserves the right to limit premiums over the target amount in any year to $10,000. Pruco Life may also refuse to accept a premium that will immediately result in an increase in the death benefit. See DEATH BENEFIT, page 14. The amount of premium payments made by the Contract owner will affect the Contract's cash surrender value and the likelihood of lapse, and may affect the size of the death benefit. Payment of premiums in excess of certain amounts will cause the Contract to become a Modified Endowment Contract, which affects the tax treatment of pre-death distributions under the Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 19.

ALLOCATION OF PREMIUMS


On the Contract date, Pruco Life deducted any applicable charge for taxes attributable to premiums, the $2 processing charge, and the front-end sales charge from the initial premium, and the first monthly charges were made. See CHARGES AND EXPENSES, page 10. Except as provided below, the remainder of the initial premium was allocated among the variable investment options according to your specified allocation. In certain states, any Contract owner who exercised his or her short-term cancellation ("free-look") right received a return of premium with no adjustment for investment experience. For those Contract owners, the initial premium remaining after the deduction of the charges described above was allocated to the Money Market investment option until the end of the free-look period. If receipt of the first premium preceded the Contract date, there was a period during which the Contract owner's initial premium was not invested.


The charge for taxes attributable to premiums, the $2 processing charge, and the front-end sales charge also apply to all subsequent premium payments. The remainder is invested as of the end of the valuation period in which it is received at a Home Office in accordance with the allocation you previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office, or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. The percentage of the invested premium that you may allocate to a particular variable investment option must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33"% cannot. Of course, the total allocation to all selected variable investment option[s] must equal 100%.

TRANSFERS


If the Contract is not in default, you may, up to four times in each Contract year, transfer amounts from one variable investment option to another variable investment option. Currently, you may make additional transfers with our consent and without charge. All or a portion of the amount credited to a variable investment option may be transferred. The minimum transfer is the lesser of $250 or the amount invested in a particular variable investment option.


Transfers among variable investment options will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or the Contract owner elects not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, (see ASSIGNMENT, page 21), depending on the terms of the assignment. We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.


All the shares held by the Zero Coupon Bond variable investment option in the corresponding portfolio of the Series Fund will be redeemed on the liquidation date of that variable investment option. The proceeds of the redemption applicable to each Contract will be transferred to the Money Market investment option unless the Contract owner directs that it be transferred to another variable investment option. A transfer that occurs upon the liquidation of a Zero Coupon Bond variable investment option will not be counted as one of the four permissible transfers in a Contract year. The liquidation date of the Zero Coupon Bond 2000 variable investment option is November 15, 2000, and the liquidation date of the Zero Coupon Bond 2005 variable investment option is November 15, 2005.


Unless otherwise restricted, a transfer takes effect on the date that proper notice is received at a Home Office.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the variable investment options and will be discouraged. If such a pattern were to be found, we may be required to modify the transfer procedures, including but not limited to refusing transfer requests of an agent under a power of attorney on behalf of more than one Contract owner.


RETURN OF SALES CHARGE

Non-guaranteed refunds of sales load may be made based on such factors as total aggregate premiums of a certain amount over a given period of time and the persistency of the Contracts.

REDUCTION OF CHARGES

In addition to the refund of sales charges noted above, Pruco Life reserves the right to reduce the sales charges and/or other charges on certain multiple life sales, where it is expected that the amount or nature of such multiple sales will result in savings of sales, administrative or other costs. Pruco Life determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

      (1)   the number of individuals;
      (2) the total amount of premium payments expected to be received from these Contracts;
      (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts;
      (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that costs will be reduced; and
      (5) any other circumstances which Pruco Life believes to be relevant in determining whether reduced costs may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed. Pruco Life may withdraw or modify other reductions on a uniform basis. Pruco Life's reductions in charges for these Contracts will not be unfairly discriminatory to the interests of any Contract owners.

CASH SURRENDER VALUE


The Contract has a cash surrender value which the owner may obtain while the insured is living by surrendering the Contract. Surrendering the Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 19. Unlike traditional fixed-benefit life insurance, however, a Contract's cash surrender value is not known in advance because it varies daily with the investment performance of the selected variable investment option[s]. It also varies with the amount of invested premiums and the charges deducted from the Account. The cash surrender value equals the Contract Fund plus any refund of sales charges due minus any Contract debt from any outstanding loan. The Contract owner may withdraw part of the cash surrender value under certain conditions. See PARTIAL WITHDRAWAL OF CASH SURRENDER VALUE, page 15 and TAX TREATMENT OF CONTRACT BENEFITS, page 19.

There is no minimum cash surrender value. If the Contract Fund is insufficient to pay monthly charges, the Contract will lapse in 61 days unless a payment sufficient to keep the Contract inforce is received. See LAPSE AND REINSTATEMENT, page 20.

The tables on pages T1 through T8 illustrate what the cash surrender values would be for representative Contracts, assuming certain uniform hypothetical investment results in the selected Fund portfolio[s].

DEATH BENEFIT

At issue, the Contract specified a face amount or a series of face amounts applicable at different times. Assuming that there is no Contract debt and that the Contract is not in default, the death benefit on any date is equal to the greater of: (1) the current face amount; and (2) the Contract Fund before deduction of any monthly charges due on that date, divided by the net single premium per $1 at the insured's attained age. This second alternative ensures that the death benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the Contract Fund. The death benefit proceeds will be reduced to reflect any Contract debt.

If the Contract is in default and the insured dies in the 61-day grace period, the death benefit less any overdue charges is payable. If the insured dies after the grace period, no death benefit is payable. See LAPSE AND REINSTATEMENT, page 20.

The death benefit may be increased based on the size of the Contract Fund and the insured's attained age, as described under (2) above. Such an increase ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The death benefit may thereafter vary based on the size of the Contract Fund and the insured's attained age, but will not decrease below the face amount. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit.


 -------------------------------------------------------------------------------------------------------------------
                                                   REGULAR ISSUE PREFERRED
 -------------------------------------------------------------------------------------------------------------------
                                         INCREASE IN                                         INCREASE IN INSURANCE
       MALE           NET SINGLE       INSURANCE AMOUNT        FEMALE         NET SINGLE         AMOUNT PER $1
   ATTAINED AGE        PREMIUM        PER $1INCREASE IN     ATTAINED AGE       PREMIUM        INCREASE IN CONTRACT
                                        CONTRACT FUND                                                 FUND
 ----------------- ----------------- --------------------- --------------- ----------------- -----------------------
        25              .17000              $ 5.88               25             .15112               $ 6.62
        35              .23700              $ 4.22               35             .21127               $ 4.73
        55              .45209              $ 2.21               55             .40090               $ 2.49
        65              .59468              $ 1.68               65             .53639               $ 1.86
-------------------------------------------------------------------------------------------------------------------

                                                  GUARANTEED ISSUE
-------------------------------------------------------------------------------------------------------------------
                                         INCREASE IN                                              INCREASE IN
      MALE           NET SINGLE     INSURANCE AMOUNT PER       FEMALE         NET SINGLE     INSURANCE AMOUNT PER
  ATTAINED AGE         PREMIUM         $1 INCREASE IN       ATTAINED AGE       PREMIUM          $1 INCREASE IN
                                        CONTRACT FUND                                            CONTRACT FUND
------------------ ---------------- ---------------------- --------------- ----------------- ----------------------

       25              .18455              $ 5.42                25             .15687              $ 6.37
       35              .25596              $ 3.91                35             .21874              $ 4.57
       55              .47352              $ 2.11                55             .40746              $ 2.45
       65              .60986              $ 1.64                65             .54017              $ 1.85
------------------ ---------------- ---------------------- --------------- ----------------- ----------------------


Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments.

A Contract owner may be able to decrease the face amount of the Contract with Pruco Life's consent. The Contract may become a Modified Endowment Contract and may have tax consequences if such a decrease in the face amount occurs. See CHANGES IN FACE AMOUNT, page 16, and TAX TREATMENT OF CONTRACT BENEFITS, page 19.

PARTIAL WITHDRAWAL OF CASH SURRENDER VALUE


Contract owners may make withdrawals from the Contract Fund. Such withdrawals may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 19. You may make up to four withdrawals per year, subject to certain requirements. The amount withdrawn must be at least $2,000 (in some states the minimum withdrawal amount may be lower). Also, there is an administrative processing fee equal to the lesser of $15 or 2% of the amount withdrawn. A Contract owner may not designate the variable investment option[s] from which a withdrawal is to be taken. The amount withdrawn plus the administrative processing fee will be taken proportionately from the Contract Fund based on the portion of the total Contract Fund in a particular variable investment option. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. You must make all requests for withdrawals in writing.

Upon request, we will tell you how much may be withdrawn. Whenever a withdrawal is made, the face amount may be reduced in order to prevent the net amount at risk from increasing.


No partial withdrawal is permitted if it would result in a new current face amount of less than $100,000 under an underwritten Contract or less than $50,000 under a guaranteed issue Contract. It is important to note that if the face amount is decreased, there is a danger that the Contract might be classified as a Modified Endowment Contract. A withdrawal may affect target premiums and monthly deductions. You should consult your tax adviser and Pruco Life representative before making any withdrawal which causes a decrease in face amount. See TAX TREATMENT OF CONTRACT BENEFITS, page 19. Contract owners who make a partial withdrawal will be sent replacement Contract pages showing the new face amount.

CHANGES IN FACE AMOUNT


On a non-contractual basis, you may be permitted to decrease the Contract's face amount without withdrawing a portion of the Contract Fund. This can be done to reduce monthly charges. There is an administrative processing fee of up to $15 for such a decrease. You should carefully consider the tax consequences before requesting a decrease in face amount; if a decrease is effected, the Contract may become a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 19. We will not allow a decrease if it will cause the face amount to fall below the minimum face amounts. Decreases in face amount may also be combined with cash withdrawals.

Pruco Life reserves the right to refuse to reduce the Contract's face amount to the extent that this would cause the Contract to fail to qualify as "life insurance" for purposes of section 7702 of the Internal Revenue Code.

In its discretion, Pruco Life may also allow a Contract owner to increase a Contract's face amount based on such factors as changes in the insured's salary. Increases in a Contract's face amount may also affect whether the Contract is a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 19.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following eight tables show how a Contract's death benefit and cash surrender values change with the investment performance of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. All eight tables assume the following:

o a Contract with a face amount of $100,000 bought by a male, non-smoker of a given age, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o the given premium is paid on each Contract anniversary, the deduction for taxes attributable to premiums is 2% and no loans are taken.


o the Contract Fund has been invested in equal amounts in each of the 20 available portfolios of the Funds.

The first four tables (pages T1 through T4) assume target premiums are paid annually for all years, and the remaining four tables (pages T5 through T8) assume payment of the 7-pay premiums for seven years. These are the maximum annual premiums that may be paid in the first seven years without the Contract's becoming a Modified Endowment Contract under federal tax law. See TAX TREATMENT OF CONTRACT BENEFITS, page 19. Furthermore, as their headings indicate, the following eight tables alternate between tables assuming the current charges will continue for the indefinite future and tables assuming the maximum contractual charges have been made from the beginning.

Finally, there are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 6% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience.

The first column in the following eight tables (pages T1 through T8) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns. The cash surrender values in the first three years reflect the refund of the prior year's sales charges applicable to surrenders.


A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 20 portfolios of 0.60%, and the daily deduction from the Contract Fund of 0.60% per year for the tables based on current charges and 0.90% per year for the tables based on maximum charges. Thus, assuming current charges, gross investment returns of 0%, 6% and 12% are the equivalent of net investment returns of -1.20%, 4.80% and 10.80%, respectively. Assuming maximum charges, gross investment returns of 0%, 6% and 12% are the equivalent of net investment returns of -1.50%, 4.50% and 10.50%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.60% and will depend on which variable investment options are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex.

Your Pruco Life representative can provide you with a hypothetical illustration for your own age, sex, and rating class.

                                                         ILLUSTRATIONS
                                                         -------------

                                          PRUSELECT I VARIABLE LIFE INSURANCE CONTRACT
                                                  MALE PREFERRED ISSUE AGE 35
                                   ASSUME PAYMENT OF $1,402.04 ANNUAL PREMIUMS FOR ALL YEARS
                                                     USING CURRENT CHARGES

                                              Death Benefit (1)                              Cash Surrender Value (1)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-1.20% Net)     (4.80% Net)    (10.80% Net)       (-1.20% Net)     (4.80% Net)    (10.80% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------   --------------
     1           $  1,458          $100,000        $100,000      $  100,000            $ 1,150        $  1,220        $  1,290
     2           $  2,975          $100,000        $100,000      $  100,000            $ 2,185        $  2,393        $  2,610
     3           $  4,552          $100,000        $100,000      $  100,000            $ 3,229        $  3,645        $  4,096
     4           $  6,192          $100,000        $100,000      $  100,000            $ 4,184        $  4,881        $  5,668
     5           $  7,898          $100,000        $100,000      $  100,000            $ 5,186        $  6,241        $  7,478
     6           $  9,672          $100,000        $100,000      $  100,000            $ 6,165        $  7,654        $  9,472
     7           $ 11,517          $100,000        $100,000      $  100,000            $ 7,121        $  9,125        $ 11,674
     8           $ 13,435          $100,000        $100,000      $  100,000            $ 8,057        $ 10,659        $ 14,107
     9           $ 15,431          $100,000        $100,000      $  100,000            $ 8,972        $ 12,257        $ 16,796
    10           $ 17,506          $100,000        $100,000      $  100,000            $ 9,863        $ 13,923        $ 19,770
    15           $ 29,197          $100,000        $100,000      $  103,609            $14,009        $ 23,413        $ 40,187
    20           $ 43,420          $100,000        $100,000      $  162,699            $17,453        $ 35,087        $ 73,555
    25           $ 60,725          $100,000        $100,000      $  248,130            $20,376        $ 50,380        $129,449
30 (Age 65)      $ 81,779          $100,000        $116,677      $  370,069            $21,824        $ 69,385        $220,072
    35           $107,394          $100,000        $138,301      $  548,080            $20,804        $ 92,335        $365,920
    40           $138,559          $100,000        $162,911      $  814,600            $15,901        $120,051        $600,287
    45           $176,476          $100,000(2)     $192,140      $1,221,965            $ 3,278(2)     $153,226        $974,481

 (1)  Assumes no Contract loan has been made.

 (2) Based on a gross return of 0%, the Contract would go into default in policy year 46, unless an additional premium payment was made.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                                                                 T1



                                          PRUSELECT I VARIABLE LIFE INSURANCE CONTRACT
                                                  MALE PREFERRED ISSUE AGE 35
                                   ASSUME PAYMENT OF $1,402.04 ANNUAL PREMIUMS FOR ALL YEARS
                                               USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)                              Cash Surrender Value (1)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-1.50% Net)     (4.50% Net)    (10.50% Net)       (-1.50% Net)     (4.50% Net)    (10.50% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------   --------------
     1           $  1,458          $100,000        $100,000        $100,000            $ 1,100         $ 1,169        $  1,237
     2           $  2,975          $100,000        $100,000        $100,000            $ 2,082         $ 2,282        $  2,491
     3           $  4,552          $100,000        $100,000        $100,000            $ 3,040         $ 3,437        $  3,867
     4           $  6,192          $100,000        $100,000        $100,000            $ 3,877         $ 4,536        $  5,281
     5           $  7,898          $100,000        $100,000        $100,000            $ 4,784         $ 5,775        $  6,939
     6           $  9,672          $100,000        $100,000        $100,000            $ 5,664         $ 7,056        $  8,759
     7           $ 11,517          $100,000        $100,000        $100,000            $ 6,516         $ 8,381        $ 10,758
     8           $ 13,435          $100,000        $100,000        $100,000            $ 7,340         $ 9,751        $ 12,955
     9           $ 15,431          $100,000        $100,000        $100,000            $ 8,135         $11,168        $ 15,371
    10           $ 17,506          $100,000        $100,000        $100,000            $ 8,900         $12,633        $ 18,028
    15           $ 29,197          $100,000        $100,000        $100,000            $12,215         $20,702        $ 35,941
    20           $ 43,420          $100,000        $100,000        $142,979            $14,450         $30,073        $ 64,639
    25           $ 60,725          $100,000        $100,000        $208,728            $15,008         $40,741        $108,894
30 (Age 65)      $ 81,779          $100,000        $100,000        $295,892            $12,849         $52,804        $175,961
    35           $107,394          $100,000        $100,000        $412,642            $ 5,764         $66,611        $275,496
    40           $138,559          $      0(2)     $111,118        $570,289            $     0(2)      $81,884        $420,252
    45           $176,476          $      0        $122,263        $784,956            $     0         $97,501        $625,979

 (1)  Assumes no Contract loan has been made.

 (2) Based on a gross return of 0%, the Contract would go into default in policy year 38, unless an additional premium payment was made.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                                                 T2

                                          PRUSELECT I VARIABLE LIFE INSURANCE CONTRACT
                                                  MALE PREFERRED ISSUE AGE 55
                                   ASSUME PAYMENT OF $3,573.47 ANNUAL PREMIUMS FOR ALL YEARS
                                                     USING CURRENT CHARGES

                                              Death Benefit (1)                              Cash Surrender Value (1)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-1.20% Net)     (4.80% Net)    (10.80% Net)       (-1.20% Net)     (4.80% Net)    (10.80% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------   --------------
     1           $  3,716          $100,000        $100,000        $100,000            $ 2,887        $  3,064        $  3,242
     2           $  7,581          $100,000        $100,000        $100,000            $ 5,468        $  5,994        $  6,542
     3           $ 11,601          $100,000        $100,000        $100,000            $ 8,061        $  9,113        $ 10,255
     4           $ 15,782          $100,000        $100,000        $100,000            $10,418        $ 12,181        $ 14,172
     5           $ 20,129          $100,000        $100,000        $100,000            $12,888        $ 15,555        $ 18,688
     6           $ 24,651          $100,000        $100,000        $100,000            $15,296        $ 19,065        $ 23,678
     7           $ 29,353          $100,000        $100,000        $100,000            $17,640        $ 22,720        $ 29,200
     8           $ 34,244          $100,000        $100,000        $100,000            $19,919        $ 26,530        $ 35,323
     9           $ 39,330          $100,000        $100,000        $100,000            $22,131        $ 30,505        $ 42,122
10 (Age 65)      $ 44,620          $100,000        $100,000        $100,000            $24,274        $ 34,656        $ 49,687
    15           $ 74,416          $100,000        $100,000        $152,099            $33,896        $ 58,633        $101,547
    20           $110,668          $100,000        $122,641        $253,601            $41,498        $ 90,375        $186,881
    25           $154,773          $100,000(2)     $161,854        $406,583            $45,339(2)     $129,074        $324,238

 (1)  Assumes no Contract loan has been made.

 (2) Based on a gross return of 0%, the Contract would go into default in policy year 40, unless an additional premium payment was made.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                                                 T3



                                          PRUSELECT I VARIABLE LIFE INSURANCE CONTRACT
                                                  MALE PREFERRED ISSUE AGE 55
                                   ASSUME PAYMENT OF $3,573.47 ANNUAL PREMIUMS FOR ALL YEARS
                                               USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)                              Cash Surrender Value (1)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-1.50% Net)     (4.50% Net)    (10.50% Net)       (-1.50% Net)     (4.50% Net)    (10.50% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------   --------------
     1           $  3,716          $100,000        $100,000        $100,000            $ 2,577         $ 2,744        $  2,912
     2           $  7,581          $100,000        $100,000        $100,000            $ 4,814         $ 5,296        $  5,800
     3           $ 11,601          $100,000        $100,000        $100,000            $ 6,955         $ 7,903        $  8,935
     4           $ 15,782          $100,000        $100,000        $100,000            $ 8,750         $10,319        $ 12,095
     5           $ 20,129          $100,000        $100,000        $100,000            $10,685         $13,030        $ 15,800
     6           $ 24,651          $100,000        $100,000        $100,000            $12,506         $15,792        $ 19,838
     7           $ 29,353          $100,000        $100,000        $100,000            $14,207         $18,600        $ 24,248
     8           $ 34,244          $100,000        $100,000        $100,000            $15,776         $21,450        $ 29,071
     9           $ 39,330          $100,000        $100,000        $100,000            $17,199         $24,338        $ 34,360
10 (Age 65)      $ 44,620          $100,000        $100,000        $100,000            $18,465         $27,260        $ 40,180
    15           $ 74,416          $100,000        $100,000        $119,981            $22,053         $42,503        $ 80,104
    20           $110,668          $100,000        $100,000        $190,380            $18,651         $59,179        $140,293
    25           $154,773          $100,000(2)     $100,000        $284,086            $   697(2)      $79,705        $226,550

 (1)  Assumes no Contract loan has been made.

 (2) Based on a gross return of 0%, the Contract would go into default in policy year 26, unless an additional premium payment was made.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                                                                 T4



                                          PRUSELECT I VARIABLE LIFE INSURANCE CONTRACT
                                                  MALE PREFERRED ISSUE AGE 35
                                    ASSUME PAYMENT OF $3,897 ANNUAL PREMIUMS FOR SEVEN YEARS
                                                     USING CURRENT CHARGES

                                              Death Benefit (1)                              Cash Surrender Value (1)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-1.20% Net)     (4.80% Net)    (10.80% Net)       (-1.20% Net)     (4.80% Net)    (10.80% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------   --------------
     1           $  4,053          $100,000        $100,000      $  100,000            $ 3,571        $  3,777      $    3,984
     2           $  8,268          $100,000        $100,000      $  100,000            $ 6,832        $  7,458      $    8,109
     3           $ 12,651          $100,000        $100,000      $  100,000            $10,126        $ 11,393      $   12,763
     4           $ 17,210          $100,000        $100,000      $  100,000            $13,187        $ 15,324      $   17,729
     5           $ 21,952          $100,000        $100,000      $  100,000            $16,396        $ 19,643      $   23,442
     6           $ 26,883          $100,000        $100,000      $  102,711            $19,560        $ 24,164      $   29,772
     7           $ 32,011          $100,000        $100,000      $  122,660            $22,682        $ 28,902      $   36,750
     8           $ 33,291          $100,000        $100,000      $  130,619            $22,174        $ 30,061      $   40,445
     9           $ 34,623          $100,000        $100,000      $  139,131            $21,660        $ 31,268      $   44,515
    10           $ 36,008          $100,000        $100,000      $  148,233            $21,139        $ 32,525      $   48,998
    15           $ 43,809          $100,000        $102,280      $  204,423            $18,435        $ 39,671      $   79,290
    20           $ 53,300          $100,000        $106,933      $  283,632            $15,339        $ 48,343      $  128,227
    25           $ 64,848          $100,000        $114,669      $  403,584            $11,824        $ 59,823      $  210,550
30 (Age 65)      $ 78,898          $100,000        $123,867      $  578,246            $ 6,679        $ 73,661      $  343,871
    35           $ 95,991          $      0(2)     $135,113      $  836,194            $     0(2)     $ 90,207      $  558,276
    40           $116,788          $      0        $149,374      $1,224,981            $     0        $110,075      $  902,701
    45           $142,090          $      0        $167,686      $1,821,367            $     0        $133,724      $1,452,486

 (1)  Assumes no Contract loan has been made.

 (2) Based on a gross return of 0%, the Contract would go into default in policy year 35, unless an additional premium payment was made.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                                                 T5


                                          PRUSELECT I VARIABLE LIFE INSURANCE CONTRACT
                                                  MALE PREFERRED ISSUE AGE 35
                                    ASSUME PAYMENT OF $3,897 ANNUAL PREMIUMS FOR SEVEN YEARS
                                               USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)                              Cash Surrender Value (1)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-1.50% Net)     (4.50% Net)    (10.50% Net)       (-1.50% Net)     (4.50% Net)     (10.50% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------    --------------
     1           $  4,053          $100,000        $100,000      $  100,000            $ 3,515         $ 3,720        $  3,925
     2           $  8,268          $100,000        $100,000      $  100,000            $ 6,711         $ 7,326        $  7,966
     3           $ 12,651          $100,000        $100,000      $  100,000            $ 9,855         $11,090        $ 12,427
     4           $ 17,210          $100,000        $100,000      $  100,000            $12,679         $14,753        $ 17,088
     5           $ 21,952          $100,000        $100,000      $  100,000            $15,718         $18,856        $ 22,533
     6           $ 26,883          $100,000        $100,000      $  100,000            $18,705         $23,140        $ 28,550
     7           $ 32,011          $100,000        $100,000      $  117,371            $21,639         $27,614        $ 35,166
     8           $ 33,291          $100,000        $100,000      $  124,423            $21,017         $28,569        $ 38,526
     9           $ 34,623          $100,000        $100,000      $  131,925            $20,386         $29,553        $ 42,209
    10           $ 36,008          $100,000        $100,000      $  139,903            $19,745         $30,569        $ 46,245
    15           $ 43,809          $100,000        $100,000      $  188,065            $16,300         $36,120        $ 72,945
    20           $ 53,300          $100,000        $100,000      $  253,505            $12,138         $42,448        $114,607
    25           $ 64,848          $100,000        $100,000      $  342,320            $ 6,459         $49,416        $178,588
30 (Age 65)      $ 78,898          $      0(2)     $100,000      $  462,857            $     0(2)      $56,839        $275,252
    35           $ 95,991          $      0        $100,000      $  626,583            $     0         $64,391        $418,332
    40           $116,788          $      0        $100,000      $  849,495            $     0         $71,754        $626,001
    45           $142,090          $      0        $100,000      $1,154,476            $     0         $78,608        $920,660

 (1)  Assumes no Contract loan has been made.

 (2) Based on a gross return of 0%, the Contract would go into default in policy year 29, unless an additional premium payment was made.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                                                 T6


                                          PRUSELECT I VARIABLE LIFE INSURANCE CONTRACT
                                                  MALE PREFERRED ISSUE AGE 55
                                    ASSUME PAYMENT OF $7,633 ANNUAL PREMIUMS FOR SEVEN YEARS
                                                     USING CURRENT CHARGES

                                              Death Benefit (1)                              Cash Surrender Value (1)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-1.20% Net)     (4.80% Net)    (10.80% Net)       (-1.20% Net)     (4.80% Net)     (10.80% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------    --------------
     1           $  7,938          $100,000        $100,000        $100,000            $ 6,840        $  7,240        $  7,641
     2           $ 16,194          $100,000        $100,000        $100,000            $13,074        $ 14,285        $ 15,545
     3           $ 24,780          $100,000        $100,000        $100,000            $19,379        $ 21,829        $ 24,481
     4           $ 33,710          $100,000        $100,000        $100,000            $25,235        $ 29,373        $ 34,032
     5           $ 42,997          $100,000        $100,000        $100,000            $31,395        $ 37,691        $ 45,070
     6           $ 52,655          $100,000        $100,000        $106,935            $37,486        $ 46,437        $ 57,332
     7           $ 62,699          $100,000        $101,035        $128,590            $43,515        $ 55,640        $ 70,814
     8           $ 65,207          $100,000        $102,274        $137,659            $42,406        $ 57,819        $ 77,824
     9           $ 67,815          $100,000        $103,587        $147,460            $41,257        $ 60,082        $ 85,528
10 (Age 65)      $ 70,528          $100,000        $104,981        $158,057            $40,062        $ 62,430        $ 93,993
    15           $ 85,808          $100,000        $113,180        $225,590            $33,089        $ 75,563        $150,613
    20           $104,399          $100,000        $125,494        $331,220            $23,047        $ 92,477        $244,079
    25           $127,017          $100,000(2)     $141,512        $494,543            $ 4,848(2)     $112,851        $394,383

 (1)  Assumes no Contract loan has been made.

 (2) Based on a gross return of 0%, the Contract would go into default in policy year 26, unless an additional premium payment was made.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                                                 T7



                                          PRUSELECT I VARIABLE LIFE INSURANCE CONTRACT
                                                  MALE PREFERRED ISSUE AGE 55
                                    ASSUME PAYMENT OF $7,633 ANNUAL PREMIUMS FOR SEVEN YEARS
                                               USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)                              Cash Surrender Value (1)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-1.50% Net)     (4.50% Net)    (10.50% Net)       (-1.50% Net)     (4.50% Net)     (10.50% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------    --------------
     1           $  7,938          $100,000        $100,000        $100,000            $ 6,530         $ 6,921        $  7,313
     2           $ 16,194          $100,000        $100,000        $100,000            $12,422         $13,587        $ 14,801
     3           $ 24,780          $100,000        $100,000        $100,000            $18,205         $20,543        $ 23,076
     4           $ 33,710          $100,000        $100,000        $100,000            $23,361         $27,287        $ 31,715
     5           $ 42,997          $100,000        $100,000        $100,000            $28,939         $34,890        $ 41,880
     6           $ 52,655          $100,000        $100,000        $100,000            $34,420         $42,857        $ 53,184
     7           $ 62,699          $100,000        $100,000        $119,031            $39,808         $51,224        $ 65,550
     8           $ 65,207          $100,000        $100,000        $126,325            $38,146         $52,643        $ 71,416
     9           $ 67,815          $100,000        $100,000        $134,082            $36,370         $54,063        $ 77,769
10 (Age 65)      $ 70,528          $100,000        $100,000        $142,332            $34,460         $55,481        $ 84,642
    15           $ 85,808          $100,000        $100,000        $192,136            $22,080         $62,452        $128,278
    20           $104,399          $100,000        $100,000        $260,001            $   674         $68,722        $191,598
    25           $127,017          $      0(2)     $100,000(2)     $352,898            $     0(2)      $73,112(2)     $281,425

 (1)  Assumes no Contract loan has been made.

 (2) Based on a gross return of 0%, the Contract would go into default in policy year 21, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 39 unless an additional premium payment was made.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                                                 T8

CONTRACT LOANS

You may borrow from Pruco Life an amount up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value of a Contract is 90% of its Contract Fund, if the Contract is not in default. The minimum amount that may be borrowed at any one time is $500 unless the loan is used to pay premiums on a life insurance policy issued by Pruco Life or its affiliates.


The Contract provides a choice of fixed or variable loan interest rates. Under the fixed loan interest rate provision, interest charged on a loan accrues daily at a fixed effective annual rate of 5.5%. Under the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate Pruco Life determines at the start of each Contract year (instead of at the fixed 5.5% rate). The interest rate will not exceed any rate required by state law and will not exceed the greater of 5% and the "Published Monthly Average" for the calendar month ending two months before the calendar month of the Contract anniversary. The "Published Monthly Average" means Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc., or any successor to that service. If that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued, will be used. For example, the Published Monthly Average in 1999 ranged from 6.76% to 7.93%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The "Contract debt" is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time your Contract debt exceeds your Contract Fund, Pruco Life will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to keep the Contract inforce. If you fail to keep the Contract inforce, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See TAX TREATMENT OF CONTRACT BENEFITS -- PRE-DEATH DISTRIBUTIONS, page 19, and LAPSE AND REINSTATEMENT, page 20.


When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable variable investment option[s]. The reduction is generally made in the same proportions as the value that each variable investment option bears to the total value of the Contract. While a fixed-rate loan is outstanding, the amount that was transferred continues to be treated as part of the Contract Fund, but it is credited with the assumed effective annual rate of return of 4% rather than with the actual rate of return of the applicable variable investment option[s]. While a loan made pursuant to the variable loan interest rate provision is outstanding, the amount that was transferred is credited with an effective annual rate of 4% or an effective annual rate that is 1% less than the loan interest rate for the Contract year, whichever is greater. If a loan remains outstanding at a time when Pruco Life fixes a new rate, the new interest rate applies.

If the death benefit becomes payable while a loan is outstanding, or if the Contract is surrendered, any Contract debt will be deducted from the proceeds otherwise payable.


A loan will have a permanent effect on a Contract's cash surrender value and may have a permanent effect on the death benefit because the investment results of the selected variable investment option[s] will apply only to the amount remaining in those variable investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. Loan repayments are allocated to the variable investment options proportionately based on their balances at the time of the loan repayment.

The tax treatment of Contract loans depends on whether the Contract is classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 19.

WHEN PROCEEDS ARE PAID

We will generally pay any death benefit, cash surrender value, withdrawal, or loan proceeds within seven days after all the documents required for such a payment are received at a Home Office. The amount is determined as of the end of the valuation period in which the necessary documents are received at a Home Office, except the death benefit is determined as of the date of death.


Pruco Life may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because: (1) the New York Stock Exchange is closed for other than a regular holiday or weekend; or (2) the SEC restricts trading; or (3) the SEC declares that an emergency exists.

TAX TREATMENT OF CONTRACT BENEFITS

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.


TREATMENT AS LIFE INSURANCE. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see TAXATION OF THE FUND in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

      o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

      o the Contract's death benefit will be income tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance.

PRE-DEATH DISTRIBUTIONS. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

     CONTRACTS NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS.

      o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

      o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

      o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

      o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

     MODIFIED ENDOWMENT CONTRACTS.

      o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Pruco Life representative if you are contemplating any of these steps.

      o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the

            Contract Fund exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

      o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59", on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

      o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

WITHHOLDING. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

BUSINESS-OWNED LIFE INSURANCE. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

LAPSE AND REINSTATEMENT

If the Contract Fund on any Monthly date has decreased to zero or less, or if a Contract's debt should exceed its Contract Fund, the Contract will go into default.

Should this happen, Pruco Life will send you a notice of default setting forth the payment necessary to keep the Contract inforce. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 19.

A Contract that has lapsed may be reinstated within five years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life requires renewed evidence of insurability and submission of certain payments due under the Contract.

A Contract that has lapsed has no value and provides no benefits. It is possible for a lapsed Contract to be classified as a Modified Endowment Contract if reinstated after lapsing. See TAX TREATMENT OF CONTRACT BENEFITS, page 19.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

The Contracts employ mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. The Contract was not sold in those states that had adopted regulations prohibiting sex-distinct insurance rates. The Contract may not be assigned if to do so would violate regulations or laws relating to sex-distinct insurance rates.

REDUCED PAID-UP INSURANCE OPTION AVAILABLE IN SOME STATES

In some states, Contract owners will have the right to take the cash surrender value and use it to purchase fixed reduced paid-up insurance. Fixed reduced paid-up insurance provides coverage for the lifetime of the insured. The insurance amount depends on the cash surrender value and the age, sex, and rating class of the insured. Fixed reduced paid-up insurance has a cash surrender value and a loan value. A Contract may be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 19.

OTHER GENERAL CONTRACT PROVISIONS

ASSIGNMENT. This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation. Generally, the Contract may not be assigned to another insurance company or to an employee benefit plan without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

BENEFICIARY. You designated and named your beneficiary in the application. You may change the beneficiary, provided it is in accordance with the terms of the Contract.

INCONTESTABILITY. We will not contest the Contract after it has been inforce during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both were incorrect in the Contract, Pruco Life will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

SETTLEMENT OPTIONS. The Contract grants to most Contract owners, or to the beneficiary, a wide variety of optional ways of receiving Contract proceeds, other than in a lump sum. A Pruco Life representative can explain these options upon request.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within two years from the effective date of an increase in the face amount of insurance that was requested after issue and required Company approval, Pruco Life will pay, with respect to the amount of the increase, no more than the sum of the monthly charges attributable to the increase.


SUBSTITUTION OF FUND SHARES


Although Pruco Life believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Funds may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. The approval of the SEC, and possibly one or more state insurance departments, will be required before this can be done. Contract owners will be notified of any such substitution.

REPORTS TO CONTRACT OWNERS


Once each year, Pruco Life will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract. You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract was sold by registered representatives of Prusec who were also authorized by state insurance departments to do so. The Contract may also have been sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.

Premiums after the first year may generate up to a 4% commission. Moreover, trail commissions of up to 0.2% of the Contract Fund as of the Contract's anniversary may be paid. Representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Contract may be eligible for additional compensation.

Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life's surplus. This may include the amounts derived from the mortality and expense risk charge described in item 7 under CHARGES AND EXPENSES, page 10.

STATE REGULATION

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS


The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the financial statements of the Account as of December 31, 1999 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Nancy D. Davis, FSA, MAAA, Vice President and Actuary of Prudential whose opinion is filed as an exhibit to the registration statement.

LITIGATION AND REGULATORY PROCEEDINGS

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

In particular, Pruco Life and Prudential have been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls and a series of fines, and are in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, Prudential and/or Pruco Life remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, Prudential and Pruco Life remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to their sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

In 1999, 1998, 1997 and 1996, Prudential recorded provision in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.

ADDITIONAL INFORMATION


Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

FINANCIAL STATEMENTS


The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past five years, are shown below.

                             DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., CHAIRMAN AND DIRECTOR - President, Prudential Individual Life Insurance since 1998; 1997 to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group; 1995 to 1997: President, Prudential Select.

WILLIAM M. BETHKE, DIRECTOR - Chief Investment Officer, Prudential since 1997; prior to 1997: President, Prudential Capital Markets Group.

IRA J. KLEINMAN, DIRECTOR - Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group.

ESTHER H. MILNES, PRESIDENT AND DIRECTOR - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

DAVID R. ODENATH, JR., DIRECTOR - President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.

I. EDWARD PRICE, VICE CHAIRMAN AND DIRECTOR - Senior Vice President and Actuary, Prudential Individual Life Insurance since 1998; 1995 to 1998: Senior Vice President and Actuary, Prudential Individual Insurance Group.

KIYOFUMI SAKAGUCHI, DIRECTOR - President and CEO, Prudential International Insurance Group since 1995.

                         OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, TREASURER - Vice President and Treasurer, Prudential since 1995.

JAMES C. DROZANOWSKI, SENIOR VICE PRESIDENT - Vice President, Operations and Systems, Prudential Individual Financial Services since 1998; 1996 to 1998: Vice President and Operations Executive, Prudential Individual Insurance Group; 1995 to 1996: President, Credit Card Division, Chase Manhattan Bank.

CLIFFORD E. KIRSCH, CHIEF LEGAL OFFICER AND SECRETARY - Chief Counsel, Variable Products, Prudential Law Department since 1995.

HIROSHI NAKAJIMA, SENIOR VICE PRESIDENT - President and CEO, Pruco Life Insurance Company Taiwan Branch since 1997; prior to 1997: Senior Managing Director, Prudential Life Insurance Co., Ltd.

SHIRLEY H. SHAO, SENIOR VICE PRESIDENT AND CHIEF ACTUARY - Vice President and Associate Actuary, Prudential since 1996; prior to 1996: Vice President and Assistant Actuary, Prudential Corporate Risk Management.

DENNIS G. SULLIVAN, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER - Vice President and Deputy Controller, Prudential since 1998; 1997 to 1998: Vice President and Controller, ContiFinancial Corporation; prior to 1997: Director, Salomon Brothers.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life directors and officers are elected annually.



                                                      FINANCIAL STATEMENTS OF THE
                                                 PRUSELECT I VARIABLE LIFE SUBACCOUNTS
                    OF PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1999


                                                                                   SUBACCOUNTS
                                                     ----------------------------------------------------------------------------
                                                      PRUDENTIAL      PRUDENTIAL                      PRUDENTIAL      PRUDENTIAL
                                                         MONEY        DIVERSIFIED     PRUDENTIAL       FLEXIBLE      CONSERVATIVE
                                                        MARKET           BOND           EQUITY          MANAGED        BALANCED
                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                     ------------    ------------    ------------     -----------    ------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] ...........   $ 21,020,421    $ 45,254,760    $ 44,862,196     $ 9,406,730    $ 51,592,566
  Receivable from Pruco Life
     Insurance Company [Note 2] ..................              0               0          69,102               0               0
                                                     ------------    ------------    ------------     -----------    ------------
  Net Assets .....................................   $ 21,020,421    $ 45,254,760    $ 44,931,298     $ 9,406,730    $ 51,592,566
                                                     ============    ============    ============     ===========    ============
NET ASSETS, representing:
  Equity of contract owners [Note 4] .............   $ 21,020,421    $ 45,254,760    $ 44,931,298     $ 9,406,730    $ 51,592,566
                                                     ------------    ------------    ------------     -----------    ------------
                                                     $ 21,020,421    $ 45,254,760    $ 44,931,298     $ 9,406,730    $ 51,592,566
                                                     ============    ============    ============     ===========    ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A19 THROUGH A26

                                       A1



                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
  PRUDENTIAL     PRUDENTIAL
  ZERO COUPON       HIGH         PRUDENTIAL      PRUDENTIAL       PRUDENTIAL                      PRUDENTIAL
     BOND           YIELD           STOCK          EQUITY           NATURAL       PRUDENTIAL      GOVERNMENT
     2000           BOND            INDEX          INCOME          RESOURCES        GLOBAL          INCOME
   PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
 ------------     -----------    ------------    ------------     -----------    ------------     -----------
 $ 20,140,787     $ 2,653,932    $208,864,409    $ 14,525,330     $ 1,299,349    $ 22,276,540     $ 9,115,688

        8,927               0          41,887               0               0          39,109               0
 ------------     -----------    ------------    ------------     -----------    ------------     -----------
 $ 20,149,714     $ 2,653,932    $208,906,296    $ 14,525,330     $ 1,299,349    $ 22,315,649     $ 9,115,688
 ============     ===========    ============    ============     ===========    ============     ===========

 $ 20,149,714     $ 2,653,932    $208,906,296    $ 14,525,330     $ 1,299,349    $ 22,315,649     $ 9,115,688
 ------------     -----------    ------------    ------------     -----------    ------------     -----------

 $ 20,149,714     $ 2,653,932    $208,906,296    $ 14,525,330     $ 1,299,349    $ 22,315,649     $ 9,115,688
 ============     ===========    ============    ============     ===========    ============     ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A19 THROUGH A26

                                       A2


                           FINANCIAL STATEMENTS OF THE
                      PRUSELECT I VARIABLE LIFE SUBACCOUNTS
                    OF PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1999


                                                                                      SUBACCOUNTS
                                                     ----------------------------------------------------------------------------
                                                      PRUDENTIAL                      PRUDENTIAL
                                                      ZERO COUPON                        SMALL       T. ROWE PRICE
                                                         BOND         PRUDENTIAL    CAPITALIZATION   INTERNATIONAL     AIM V.I.
                                                         2005          JENNISON          STOCK           STOCK           VALUE
                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO         FUND
                                                     ------------     -----------    ------------       ---------       ---------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] ............  $ 18,245,173     $ 6,822,949    $ 13,425,006       $  18,814       $  94,337
  Receivable from (Payable to)
    Pruco Life Insurance Company [Note 2] .........         8,887               0               0               0               0
                                                     ------------     -----------    ------------       ---------       ---------
  Net Assets ......................................  $ 18,254,060     $ 6,822,949    $ 13,425,006       $  18,814       $  94,337
                                                     ============     ===========    ============       =========       =========
NET ASSETS, representing:
  Equity of contract owners [Note 4] ..............  $ 18,254,060     $ 6,822,949    $ 13,425,006       $  18,814       $  94,337
                                                     ------------     -----------    ------------       ---------       ---------
                                                     $ 18,254,060     $ 6,822,949    $ 13,425,006       $  18,814       $  94,337
                                                     ============     ===========    ============       =========       =========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A19 THROUGH A26

                                       A3


   SUBACCOUNTS (CONTINUED)
  -------------------------
    JANUS             MFS
    ASPEN          EMERGING
   GROWTH           GROWTH
  PORTFOLIO         SERIES
  ---------        --------
  $  22,400        $  4,545

          0               0
  ---------        --------
  $  22,400        $  4,545
  =========        ========

  $  22,400        $  4,545
  ---------        --------
  $  22,400        $  4,545
  =========        ========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A19 THROUGH A26

                                       A4



                           FINANCIAL STATEMENTS OF THE
                      PRUSELECT I VARIABLE LIFE SUBACCOUNTS
                    OF PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999, 1998, and 1997


                                                                                  SUBACCOUNTS
                                              -----------------------------------------------------------------------------------
                                                            PRUDENTIAL                                 PRUDENTIAL
                                                               MONEY                                   DIVERSIFIED
                                                              MARKET                                      BOND
                                                             PORTFOLIO                                  PORTFOLIO
                                              ---------------------------------------     ---------------------------------------
                                                 1999          1998           1997           1999          1998           1997
                                              ----------    ----------     ----------     ----------   -----------    -----------
INVESTMENT INCOME
  Dividend income                             $  835,985    $  461,945     $  461,061      $       0   $ 2,359,120    $ 2,574,631
                                              ----------    ----------     ----------     ----------   -----------    -----------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] .............................      102,057        53,117         50,651        253,044       229,634        205,292
  Reimbursement for excess expenses
   [Note 5C] ..............................            0             0              0              0             0              0
                                              ----------    ----------     ----------     ----------   -----------    -----------
NET EXPENSES ..............................      102,057        53,117         50,651        253,044       229,634        205,292
                                              ----------    ----------     ----------     ----------   -----------    -----------
NET INVESTMENT INCOME (LOSS) ..............      733,928       408,828        410,410       (253,044)    2,129,486      2,369,339
                                              ----------    ----------     ----------     ----------   -----------    -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
    Capital gains distributions received ..            0             0              0        114,761       128,093        408,037
    Realized gain (loss) on shares
      redeemed ............................            0             0              0        (24,825)      173,161         94,146
    Net change in unrealized gain (loss)
      on investments ......................            0             0              0       (406,752)      (29,348)      (288,588)
                                              ----------    ----------     ----------     ----------   -----------    -----------
NET GAIN (LOSS) ON INVESTMENTS ............            0             0              0       (316,816)      271,906        213,595
                                              ----------    ----------     ----------     ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ..............................   $  733,928    $  408,828     $  410,410     $ (569,860)  $ 2,401,392    $ 2,582,934
                                              ==========    ==========     ==========     ==========   ===========    ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A19 THROUGH A26

                                       A5


                                                      SUBACCOUNTS (CONTINUED)
 --------------------------------------------------------------------------------------------------------------------------------
                                                            PRUDENTIAL                                 PRUDENTIAL
                PRUDENTIAL                                   FLEXIBLE                                 CONSERVATIVE
                  EQUITY                                      MANAGED                                   BALANCED
                 PORTFOLIO                                   PORTFOLIO                                  PORTFOLIO

 ----------------------------------------    ----------------------------------------    ----------------------------------------
    1999           1998          1997           1999           1998          1997           1999          1998           1997
 -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
 $   716,887    $   860,120   $ 1,108,812    $     1,508   $ 1,147,432    $ 1,050,936    $ 2,010,476   $ 1,965,960    $ 2,025,296
 -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------



     263,130        284,011       286,301        111,448       209,364        206,248        289,895       271,618        256,921

           0              0             0              0             0              0              0             0              0
 -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
     263,130        284,011       286,301        111,448       209,364        206,248        289,895       271,618        256,921
 -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
     453,757        576,109       822,511       (109,940)      938,068        844,688      1,720,581     1,694,342      1,768,375
 -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------



   5,076,635      5,026,484     2,827,131        382,730     3,419,770      5,545,715        270,329     2,703,038      5,037,552

   1,953,344      4,779,486     1,774,816       (650,961)      353,509        605,368        (17,659)      935,553        200,066

  (1,836,843)    (5,230,122)    4,476,157      2,299,575    (1,305,317)    (1,682,924)       959,440      (276,688)    (1,945,306)
 -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
   5,193,136      4,575,848     9,078,104      2,031,344     2,467,962      4,468,159      1,212,110     3,361,903      3,292,312
 -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------


 $ 5,646,893    $ 5,151,957   $ 9,900,615    $ 1,921,404   $ 3,406,030    $ 5,312,847    $ 2,932,691   $ 5,056,245    $ 5,060,687
 ===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========    ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A19 THROUGH A26

                                       A6


                           FINANCIAL STATEMENTS OF THE
                      PRUSELECT I VARIABLE LIFE SUBACCOUNTS
                    OF PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999, 1998, and 1997


                                                                                  SUBACCOUNTS
                                              -----------------------------------------------------------------------------------
                                                            PRUDENTIAL                                 PRUDENTIAL
                                                            ZERO COUPON                                   HIGH
                                                               BOND                                       YIELD
                                                               2000                                       BOND
                                                             PORTFOLIO                                  PORTFOLIO
                                              ---------------------------------------     ---------------------------------------
                                                1999           1998          1997           1999          1998           1997
                                              ----------   -----------     ----------     ----------     ---------      ---------
INVESTMENT INCOME
  Dividend income ........................    $        0   $   821,929     $  745,017     $    8,128     $ 261,439      $ 197,684
                                              ----------   -----------     ----------     ----------     ---------      ---------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ............................       108,538       101,177        101,616         16,950        15,665         12,354
  Reimbursement for excess expenses
    [Note 5C] ............................       (33,065)      (37,196)       (42,117)             0             0              0
                                              ----------   -----------     ----------     ----------     ---------      ---------
NET EXPENSES .............................        75,473        63,981         59,499         16,950        15,665         12,354
                                              ----------   -----------     ----------     ----------     ---------      ---------
NET INVESTMENT INCOME (LOSS) .............       (75,473)      757,948        685,518         (8,822)      245,774        185,330
                                              ----------   -----------     ----------     ----------     ---------      ---------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
    Capital gains distributions received .        32,835       227,825        690,332              0             0              0
    Realized gain (loss) on shares
      redeemed ...........................          (424)      (52,050)       (94,913)       (58,390)       (4,633)        16,526
    Net change in unrealized gain (loss)
      on investments .....................       369,335       217,606       (355,649)       181,106      (334,049)        59,640
                                              ----------   -----------     ----------     ----------     ---------      ---------
NET GAIN (LOSS) ON INVESTMENTS ...........       401,746       393,381        239,770        122,716      (338,682)        76,166
                                              ----------   -----------     ----------     ----------     ---------      ---------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .............................    $  326,273   $ 1,151,329     $  925,288     $  113,894     $ (92,908)     $ 261,496
                                              ==========   ===========     ==========     ==========     =========      =========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A19 THROUGH A26

                                       A7


                                                       SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
                 PRUDENTIAL                                  PRUDENTIAL                                 PRUDENTIAL
                    STOCK                                      EQUITY                                     NATURAL
                    INDEX                                      INCOME                                    RESOURCES
                  PORTFOLIO                                   PORTFOLIO                                  PORTFOLIO
 -----------------------------------------    ----------------------------------------     ---------------------------------------
     1999           1998          1997           1999           1998          1997           1999          1998           1997
 ------------   ------------  ------------    -----------    ----------    -----------     ----------    ----------     ----------
 $  1,908,245   $  1,729,752  $  1,326,042    $   334,015    $  365,234    $   370,792     $    7,779    $    8,084     $    8,087
 ------------   ------------  ------------    -----------    ----------    -----------     ----------    ----------     ----------



    1,068,971        820,541       502,161         87,421        90,144         85,229          6,660         5,828          9,335

            0              0             0              0             0              0              0             0              0
 ------------   ------------  ------------    -----------    ----------    -----------     ----------    ----------     ----------
    1,068,971        820,541       502,161         87,421        90,144         85,229          6,660         5,828          9,335
 ------------   ------------  ------------    -----------    ----------    -----------     ----------    ----------     ----------
      839,274        909,211       823,881        246,594       275,090        285,563          1,119         2,256         (1,248)
 ------------   ------------  ------------    -----------    ----------    -----------     ----------    ----------     ----------


    2,384,852      2,499,196     2,997,271      1,617,066       797,222      1,414,553              0        50,250        136,346

    5,878,374      5,771,729     2,754,626         87,899     2,673,910        481,377        (16,748)      (28,695)        24,931

   24,251,918     24,590,569    15,534,339       (246,900)   (4,107,342)     2,177,083        416,542      (210,866)      (299,786)
 ------------   ------------  ------------    -----------    ----------    -----------     ----------    ----------     ----------
   32,515,144     32,861,494    21,286,236      1,458,065      (636,210)     4,073,013        399,794      (189,311)      (138,509)
 ------------   ------------  ------------    -----------    ----------    -----------     ----------    ----------     ----------


 $ 33,354,418   $ 33,770,705  $ 22,110,117    $ 1,704,659    $ (361,120)   $ 4,358,576     $  400,913    $ (187,055)    $ (139,757)
 ============   ============  ============    ===========    ==========    ===========     ==========    ==========     ==========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A19 THROUGH A26

                                       A8


                           FINANCIAL STATEMENTS OF THE
                      PRUSELECT I VARIABLE LIFE SUBACCOUNTS
                    OF PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999, 1998, and 1997


                                                                                  SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                                                                       PRUDENTIAL
                                                            PRUDENTIAL                                 GOVERNMENT
                                                              GLOBAL                                     INCOME
                                                             PORTFOLIO                                  PORTFOLIO
                                             ----------------------------------------     ---------------------------------------
                                                1999           1998          1997           1999          1998           1997
                                             -----------   -----------    -----------     ----------    ----------     ----------
INVESTMENT INCOME
  Dividend income .........................  $    65,033   $   160,959    $   149,254     $        0    $  402,330     $  257,272
                                             -----------   -----------    -----------     ----------    ----------     ----------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] .............................       93,204        70,813         80,250         53,497        38,968         23,144
  Reimbursement for excess expenses
   [Note 5C] ..............................            0             0              0              0             0              0
                                             -----------   -----------    -----------     ----------    ----------     ----------
NET EXPENSES ..............................       93,204        70,813         80,250         53,497        38,968         23,144
                                             -----------   -----------    -----------     ----------    ----------     ----------
NET INVESTMENT INCOME (LOSS) ..............      (28,171)       90,146         69,004        (53,497)      363,362        234,128
                                             -----------   -----------    -----------     ----------    ----------     ----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
    Capital gains distributions received ..      114,030       536,310        504,462              0             0              0
    Realized gain (loss) on shares
      redeemed ............................      472,274       235,100      1,501,595          7,916         8,247         17,410
    Net change in unrealized gain (loss)
      on investments ......................    6,341,128     1,531,076       (871,934)      (235,875)      205,452         86,634
                                             -----------   -----------    -----------     ----------    ----------     ----------
NET GAIN (LOSS) ON INVESTMENTS ............    6,927,432     2,302,486      1,134,123       (227,959)      213,699        104,044
                                             -----------   -----------    -----------     ----------    ----------     ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ..............................  $ 6,899,261   $ 2,392,632    $ 1,203,127     $ (281,456)   $  577,061     $  338,172
                                             ===========   ===========    ===========     ==========    ==========     ==========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A19 THROUGH A26

                                       A9



                                                        SUBACCOUNTS (CONTINUED)
 ---------------------------------------------------------------------------------------------------------------------------------
                 PRUDENTIAL                                                                             PRUDENTIAL
                 ZERO COUPON                                                                               SMALL
                    BOND                                     PRUDENTIAL                               CAPITALIZATION
                    2005                                      JENNISON                                     STOCK
                  PORTFOLIO                                   PORTFOLIO                                  PORTFOLIO
 -----------------------------------------    ----------------------------------------    ----------------------------------------
     1999           1998          1997           1999           1998          1997           1999          1998           1997
 ------------    -----------   -----------    -----------    ----------     ----------    -----------    ----------    -----------
 $          0    $   650,198   $   485,431    $     8,827    $    3,905     $    1,751    $         0    $   49,149    $    39,052
 ------------    -----------   -----------    -----------    ----------     ----------    -----------    ----------    -----------



      100,526         67,532        42,708         28,413        11,315          4,217         63,208        43,679         34,205

      (30,803)       (22,824)      (23,762)             0             0              0              0             0              0
 ------------    -----------   -----------    -----------    ----------     ----------    -----------    ----------    -----------
       69,723         44,708        18,946         28,413        11,315          4,217         63,208        43,679         34,205
 ------------    -----------   -----------    -----------    ----------     ----------    -----------    ----------    -----------
      (69,723)       605,490       466,485        (19,586)       (7,410)        (2,466)       (63,208)        5,470          4,847
 ------------    -----------   -----------    -----------    ----------     ----------    -----------    ----------    -----------


            0          7,803       124,816        273,783        37,636         50,105        212,536       604,937        381,206

        2,368         12,587       225,279         65,721        22,375         43,121         46,013       (29,549)       703,647

     (972,258)       773,486       215,644      1,513,045       478,204         73,161      1,237,638       (95,776)       238,634
 ------------    -----------   -----------    -----------    ----------     ----------    -----------    ----------    -----------
     (969,890)       793,876       565,739      1,852,549       538,215        166,387      1,496,187       479,612      1,323,487
 ------------    -----------   -----------    -----------    ----------     ----------    -----------    ----------    -----------


 $ (1,039,613)   $ 1,399,366   $ 1,032,224    $ 1,832,963    $  530,805     $  163,921    $ 1,432,979    $  485,082    $ 1,328,334
 ============    ===========   ===========    ===========    ==========     ==========    ===========    ==========    ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A19 THROUGH A26

                                       A10


                           FINANCIAL STATEMENTS OF THE
                      PRUSELECT I VARIABLE LIFE SUBACCOUNTS
                    OF PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999, 1998, and 1997


                                                                                  SUBACCOUNTS
                                                           -------------------------------------------------------
                                                           T. ROWE PRICE                    JANUS          MFS
                                                           INTERNATIONAL     AIM V.I.       ASPEN        EMERGING
                                                               STOCK          VALUE        GROWTH         GROWTH
                                                            PORTFOLIO*        FUND*       PORTFOLIO*      SERIES*
                                                           -------------    ---------    -----------    ----------
                                                               1999            1999         1999           1999
                                                           -------------    ---------    -----------    ----------
INVESTMENT INCOME
  Dividend income .....................................       $     68       $    141       $     20       $     0
                                                              --------       --------       --------       -------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] .........................................             33             60             30             2
  Reimbursement for excess expenses
   [Note 5C] ..........................................              0              0              0             0
                                                              --------       --------       --------       -------
NET EXPENSES ..........................................             33             60             30             2
                                                              --------       --------       --------       -------
NET INVESTMENT INCOME (LOSS) ..........................             35             81            (10)           (2)
                                                              --------       --------       --------       -------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
    Capital gains distributions received ..............            214            738              0             0
    Realized gain (loss) on shares
      redeemed ........................................              0            (17)           (28)          (29)
    Net change in unrealized gain (loss)
      on investments ..................................          3,329          4,894          3,357           800
                                                              --------       --------       --------       -------
NET GAIN (LOSS) ON INVESTMENTS ........................          3,543          5,615          3,329           771
                                                              --------       --------       --------       -------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ..........................................       $  3,578       $  5,696       $  3,319       $   769
                                                              ========       ========       ========       =======

* Became available on June 7, 1999 (Note 1)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A19 THROUGH A26

                                       A11


                           FINANCIAL STATEMENTS OF THE
                      PRUSELECT I VARIABLE LIFE SUBACCOUNTS
                    OF PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS For the periods ended December 31, 1999,
1998 and 1997


                                                                                  SUBACCOUNTS
                                            -------------------------------------------------------------------------------------
                                                            PRUDENTIAL                                 PRUDENTIAL
                                                               MONEY                                   DIVERSIFIED
                                                              MARKET                                      BOND
                                                             PORTFOLIO                                  PORTFOLIO
                                            -----------------------------------------   ----------------------------------------
                                                1999           1998          1997           1999          1998           1997
                                            ------------  ------------   ------------   ------------  ------------   ------------
OPERATIONS
  Net investment income (loss) ..........   $    733,928  $    408,828   $    410,410   $   (253,044) $  2,129,486   $  2,369,339
  Capital gains distributions received ..              0             0              0        114,761       128,093        408,037
  Realized gain (loss) on shares
  redeemed ..............................              0             0              0        (24,825)      173,161         94,146
  Net change in unrealized gain (loss)
  on investments ........................              0             0              0       (406,752)      (29,348)      (288,588)
                                            ------------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ............................        733,928       408,828        410,410       (569,860)    2,401,392      2,582,934
                                            ------------  ------------   ------------   ------------  ------------   ------------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ...........     14,681,912     8,459,179     16,018,494      4,403,759     4,026,378      5,573,222
  Policy Loans ..........................              0             0        (45,968)          (153)      (10,790)             0
  Policy Loan Repayments and Interest ...              0             0         44,362            399            85        449,595
  Surrenders, Withdrawals and Death
    Benefits ............................       (487,668)       48,094       (447,841)      (525,927)   (5,421,341)    (3,109,854)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ....     (6,419,780)   (5,068,699)   (17,376,103)     1,276,029     4,043,371        146,922
  Withdrawal and Other Charges ..........       (442,288)     (258,516)      (264,540)      (461,017)     (491,540)      (665,026)
                                            ------------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS .............................      7,332,176     3,180,058     (2,071,596)     4,693,090     2,146,163      2,394,859
                                            ------------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ......................              0        (1,722)      (115,766)             0       (35,755)       (86,028)
                                            ------------  ------------   ------------   ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS ................................      8,066,104     3,587,164     (1,776,952)     4,123,230     4,511,800      4,891,765

NET ASSETS
  Beginning of period ...................     12,954,317     9,367,153     11,144,105     41,131,530    36,619,730     31,727,965
                                            ------------  ------------   ------------   ------------  ------------   ------------
  End of period .........................   $ 21,020,421  $ 12,954,317   $  9,367,153   $ 45,254,760  $ 41,131,530   $ 36,619,730
                                            ============  ============   ============   ============  ============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A19 THROUGH A26

                                       A12


                                                       SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
                                                             PRUDENTIAL                                 PRUDENTIAL
                 PRUDENTIAL                                   FLEXIBLE                                 CONSERVATIVE
                   EQUITY                                      MANAGED                                   BALANCED
                  PORTFOLIO                                   PORTFOLIO                                  PORTFOLIO
 -----------------------------------------    ----------------------------------------   -----------------------------------------
     1999           1998          1997           1999           1998          1997           1999          1998           1997
 ------------   ------------  ------------    -----------  ------------   ------------   ------------  ------------   ------------
 $    453,757   $    576,109  $    822,511    $  (109,940) $    938,068   $    844,688   $  1,720,581  $  1,694,342   $  1,768,375
    5,076,635      5,026,484     2,827,131        382,730     3,419,770      5,545,715        270,329     2,703,038      5,037,552
    1,953,344      4,779,486     1,774,816       (650,961)      353,509        605,368        (17,659)      935,553        200,066

   (1,836,843)    (5,230,122)    4,476,157      2,299,575    (1,305,317)    (1,682,924)       959,440      (276,688)    (1,945,306)
 ------------   ------------  ------------    -----------  ------------   ------------   ------------  ------------   ------------


    5,646,893      5,151,957     9,900,615      1,921,404     3,406,030      5,312,847      2,932,691     5,056,245      5,060,687
 ------------   ------------  ------------    -----------  ------------   ------------   ------------  ------------   ------------


    4,684,781      5,974,743     8,187,661        641,303     2,727,720      4,391,711      1,545,758     6,161,137      2,723,156
       (6,740)       (16,155)       (2,354)          (200)      (13,509)      (101,032)             0           (15)      (114,831)
        1,776          2,348         6,595          1,440         2,543        109,493              0           976      1,296,181

   (4,842,312)   (11,366,743)   (3,056,522)   (22,131,312)   (1,109,742)    (3,330,740)    (2,737,605)      (41,543)      (871,239)

   (6,140,793)    (6,233,542)   (2,416,623)    (3,703,401)   (9,445,233)     2,115,451      3,457,685   (11,038,745)     2,899,464
     (570,661)      (750,093)     (962,520)      (167,745)     (300,968)      (387,697)      (630,939)     (628,277)      (699,975)
 ------------   ------------  ------------    -----------  ------------   ------------   ------------  ------------   ------------



   (6,873,949)   (12,389,442)    1,756,237    (25,359,915)   (8,139,189)     2,797,186      1,634,899    (5,546,467)     5,232,756
 ------------   ------------  ------------    -----------  ------------   ------------   ------------  ------------   ------------


            0       (378,339)        2,060              0        99,015         (1,047)             0        (6,712)     1,650,849
 ------------   ------------  ------------    -----------  ------------   ------------   ------------  ------------   ------------

   (1,227,056)    (7,615,824)   11,658,912    (23,438,511)   (4,634,144)     8,108,986      4,567,590      (496,934)    11,944,292

   46,158,354     53,774,178    42,115,266     32,845,241    37,479,385     29,370,399     47,024,976    47,521,910     35,577,618
 ------------   ------------  ------------    -----------  ------------   ------------   ------------  ------------   ------------
 $ 44,931,298   $ 46,158,354  $ 53,774,178    $ 9,406,730  $ 32,845,241   $ 37,479,385   $ 51,592,566  $ 47,024,976   $ 47,521,910
 ============   ============  ============    ===========  ============   ============   ============  ============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A19 THROUGH A26

                                       A13


                           FINANCIAL STATEMENTS OF THE
                      PRUSELECT I VARIABLE LIFE SUBACCOUNTS
                    OF PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS For the periods ended December 31, 1999,
1998 and 1997


                                                                                  SUBACCOUNTS
                                            -------------------------------------------------------------------------------------
                                                            PRUDENTIAL                                 PRUDENTIAL
                                                            ZERO COUPON                                   HIGH
                                                               BOND                                       YIELD
                                                               2000                                       BOND
                                                             PORTFOLIO                                  PORTFOLIO
                                            -----------------------------------------    ----------------------------------------
                                                1999           1998          1997           1999          1998           1997
                                            ------------  ------------   ------------    -----------   -----------    -----------
OPERATIONS
  Net investment income (loss) ..........   $    (75,473) $    757,948   $    685,518    $    (8,822)  $   245,774    $   185,330
  Capital gains distributions received ..         32,835       227,825        690,332              0             0              0
  Realized gain (loss) on shares
    redeemed ............................           (424)      (52,050)       (94,913)       (58,390)       (4,633)        16,526
  Net change in unrealized gain (loss)
    on investments ......................        369,335       217,606       (355,649)       181,106      (334,049)        59,640
                                            ------------  ------------   ------------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ............................        326,273     1,151,329        925,288        113,894       (92,908)       261,496
                                            ------------  ------------   ------------    -----------   -----------    -----------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ...........      2,430,047     2,718,006      2,096,958        245,021       637,224        330,357
  Policy Loans ..........................              0             0              0              0             0              0
  Policy Loan Repayments and Interest ...              0             0              0              0             0              0
  Surrenders, Withdrawals and Death
    Benefits ............................             (4)           (5)       (99,448)      (307,785)       (1,826)      (298,998)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ....         44,509    (4,790,386)    (5,246,708)      (466,171)      556,432        297,454
  Withdrawal and Other Charges ..........        (84,071)      (84,639)      (125,845)       (51,266)      (67,806)       (67,627)
                                            ------------  ------------   ------------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS .............................      2,390,481    (2,157,024)    (3,375,043)      (580,201)    1,124,024        261,186
                                            ------------  ------------   ------------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ......................              0       (33,379)      (325,458)             0        (1,836)        (7,832)
                                            ------------  ------------   ------------    -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS ................................      2,716,754    (1,039,074)    (2,775,213)      (466,307)    1,029,280        514,850

NET ASSETS
  Beginning of period ...................     17,432,960    18,472,034     21,247,247      3,120,239     2,090,959      1,576,109
                                            ------------  ------------   ------------    -----------   -----------    -----------
  End of period .........................   $ 20,149,714  $ 17,432,960   $ 18,472,034    $ 2,653,932   $ 3,120,239    $ 2,090,959
                                            ============  ============   ============    ===========   ===========    ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A19 THROUGH A26

                                       A14


                                                       SUBACCOUNTS (CONTINUED)
 ---------------------------------------------------------------------------------------------------------------------------------
                                                             PRUDENTIAL                                 PRUDENTIAL
                 PRUDENTIAL                                    EQUITY                                     NATURAL
                 STOCK INDEX                                   INCOME                                    RESOURCES
                  PORTFOLIO                                   PORTFOLIO                                  PORTFOLIO
 -----------------------------------------    ----------------------------------------    ----------------------------------------
     1999           1998          1997           1999           1998          1997           1999          1998           1997
 ------------   ------------  ------------    -----------  ------------   ------------    -----------    ----------    -----------


 $    839,274   $    909,211  $    823,881    $   246,594  $    275,090   $    285,563    $     1,119    $    2,256    $    (1,248)
    2,384,852      2,499,196     2,997,271      1,617,066       797,222      1,414,553              0        50,250        136,346
    5,878,374      5,771,729     2,754,626         87,899     2,673,910        481,377        (16,748)      (28,695)        24,931

   24,251,918     24,590,569    15,534,339       (246,900)   (4,107,342)     2,177,083        416,542      (210,866)      (299,786)
 ------------   ------------  ------------    -----------  ------------   ------------    -----------    ----------    -----------


   33,354,418     33,770,705    22,110,117      1,704,659      (361,120)     4,358,576        400,913      (187,055)      (139,757)
 ------------   ------------  ------------    -----------  ------------   ------------    -----------    ----------    -----------


   13,998,881     13,077,570    14,400,181        355,583       260,870        857,548         35,856        48,993        343,362
      (16,721)       (19,574)      (15,209)       (12,069)            0              0              0             0              0
        1,041            144        25,713            139             0              0              0             0              0

  (10,598,966)      (432,906)   (3,907,071)      (497,594)   (8,141,933)      (802,616)           (16)            0       (674,237)

    6,749,174     11,664,940    17,853,467     (1,279,058)    7,241,853       (358,547)        17,250        22,258         47,378
   (1,633,867)    (1,454,112)   (1,103,134)      (175,220)     (248,861)      (366,230)       (25,740)      (23,922)       (38,500)
 ------------   ------------  ------------    -----------  ------------   ------------    -----------    ----------    -----------



    8,499,542     22,836,062    27,253,947     (1,608,219)     (888,071)      (669,845)        27,350        47,329       (321,997)
 ------------   ------------  ------------    -----------  ------------   ------------    -----------    ----------    -----------


            0         42,339        (7,138)             0       (15,048)       (64,926)             0        (5,635)       (11,668)
 ------------   ------------  ------------    -----------  ------------   ------------    -----------    ----------    -----------

   41,853,960     56,649,106    49,356,926         96,440    (1,264,239)     3,623,805        428,263      (145,361)      (473,422)

  167,052,336    110,403,230    61,046,304     14,428,890    15,693,129     12,069,324        871,086     1,016,447      1,489,869
 ------------   ------------  ------------    -----------  ------------   ------------    -----------    ----------    -----------
 $208,906,296   $167,052,336  $110,403,230    $14,525,330  $ 14,428,890   $ 15,693,129    $ 1,299,349    $  871,086    $ 1,016,447
 ============   ============  ============    ===========  ============   ============    ===========    ==========    ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A19 THROUGH A26

                                       A15


                           FINANCIAL STATEMENTS OF THE
                      PRUSELECT I VARIABLE LIFE SUBACCOUNTS
                    OF PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS For the periods ended December 31, 1999,
1998 and 1997


                                                                                  SUBACCOUNTS
                                            -------------------------------------------------------------------------------------
                                                                                                       PRUDENTIAL
                                                            PRUDENTIAL                                 GOVERNMENT
                                                              GLOBAL                                     INCOME
                                                             PORTFOLIO                                  PORTFOLIO
                                            -----------------------------------------    ----------------------------------------
                                                1999           1998          1997           1999          1998           1997
                                            ------------  ------------   ------------    -----------   -----------    -----------
OPERATIONS
  Net investment income (loss) ...........  $    (28,171) $     90,146   $     69,004    $   (53,497)  $   363,362    $   234,128
  Capital gains distributions received ...       114,030       536,310        504,462              0             0              0
  Realized gain (loss) on shares
    redeemed .............................       472,274       235,100      1,501,595          7,916         8,247         17,410
  Net change in unrealized gain (loss)
    on investments .......................     6,341,128     1,531,076       (871,934)      (235,875)      205,452         86,634
                                            ------------  ------------   ------------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS .............................     6,899,261     2,392,632      1,203,127       (281,456)      577,061        338,172
                                            ------------  ------------   ------------    -----------   -----------    -----------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ............     2,076,557     1,832,043      2,622,189         34,648       139,842        425,284
  Policy Loans ...........................             0             0        (67,171)             0             0              0
  Policy Loan Repayments and Interest ....             0             0         67,209              0             0              0
  Surrenders, Withdrawals and Death
    Benefits .............................    (1,963,919)      (16,418)    (4,072,024)       (29,494)          120     (1,472,671)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option .....     2,397,693    (1,739,609)    (4,363,304)     1,026,359     4,402,000        763,266
  Withdrawal and Other Charges ...........      (134,514)     (128,121)      (199,522)      (100,336)      (84,070)       (87,039)
                                            ------------  ------------   ------------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ..............................     2,375,817       (52,105)    (6,012,623)       931,177     4,457,892       (371,160)
                                            ------------  ------------   ------------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] .......................             0       (27,164)      (140,126)             0        (2,141)      (104,696)
                                            ------------  ------------   ------------    -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS .................................     9,275,078     2,313,363     (4,949,622)       649,721     5,032,812       (137,684)

NET ASSETS
  Beginning of period ....................    13,040,571    10,727,208     15,676,830      8,465,967     3,433,155      3,570,839
                                            ------------  ------------   ------------    -----------   -----------    -----------
  End of period ..........................  $ 22,315,649  $ 13,040,571   $ 10,727,208    $ 9,115,688   $ 8,465,967    $ 3,433,155
                                            ============  ============   ============    ===========   ===========    ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A19 THROUGH A26

                                       A16


                                                       SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
                 PRUDENTIAL                                                                             PRUDENTIAL
                 ZERO COUPON                                                                               SMALL
                    BOND                                     PRUDENTIAL                               CAPITALIZATION
                    2005                                      JENNISON                                     STOCK
                  PORTFOLIO                                   PORTFOLIO                                  PORTFOLIO
 -----------------------------------------    ----------------------------------------   -----------------------------------------
     1999           1998          1997           1999           1998          1997           1999          1998           1997
 ------------   ------------   -----------    -----------  ------------    -----------   ------------  ------------    -----------
 $    (69,723)  $    605,490   $   466,485    $   (19,586) $     (7,410)   $    (2,466)  $    (63,208) $      5,470    $     4,847
            0          7,803       124,816        273,783        37,636         50,105        212,536       604,937        381,206

        2,368         12,587       225,279         65,721        22,375         43,121         46,013       (29,549)       703,647

     (972,258)       773,486       215,644      1,513,045       478,204         73,161      1,237,638       (95,776)       238,634
 ------------   ------------   -----------    -----------  ------------    -----------   ------------  ------------    -----------


   (1,039,613)     1,399,366     1,032,224      1,832,963       530,805        163,921      1,432,979       485,082      1,328,334
 ------------   ------------   -----------    -----------  ------------    -----------   ------------  ------------    -----------


    2,436,857      2,768,957       962,033        144,235        75,139        238,539      2,648,566     1,531,442      2,981,948
            0              0             0              0             0              0              0             0              0
            0              0             0              0             0              0              0             0              0

            0         25,615       (26,502)       (13,816)            0       (293,084)    (1,666,822)      (19,451)    (4,293,128)

      154,707      6,405,234     3,302,946      2,170,749     1,234,490        508,875        604,964     2,745,637      1,826,062
      (79,980)       (52,935)      (50,149)       (46,761)      (22,311)        (8,919)      (138,049)     (129,979)      (180,256)
 ------------   ------------   -----------    -----------  ------------    -----------   ------------  ------------    -----------



    2,511,584      9,146,871     4,188,328      2,254,407     1,287,318        445,411      1,448,659     4,127,649        334,626
 ------------   ------------   -----------    -----------  ------------    -----------   ------------  ------------    -----------


            0        (91,783)      119,618              0        32,534            806              0       (24,899)        18,918
 ------------   ------------   -----------    -----------  ------------    -----------   ------------  ------------    -----------

    1,471,971     10,454,454     5,340,170      4,087,370     1,850,657        610,138      2,881,638     4,587,832      1,681,878

   16,782,089      6,327,635       987,465      2,735,579       884,922        274,784     10,543,368     5,955,536      4,273,658
 ------------   ------------   -----------    -----------  ------------    -----------   ------------  ------------    -----------
 $ 18,254,060   $ 16,782,089   $ 6,327,635    $ 6,822,949  $  2,735,579    $   884,922   $ 13,425,006  $ 10,543,368    $ 5,955,536
 ============   ============   ===========    ===========  ============    ===========   ============  ============    ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A19 THROUGH A26

                                       A17


                                            FINANCIAL STATEMENTS OF THE
                                       PRUSELECT I VARIABLE LIFE SUBACCOUNTS
                                      OF PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS For the periods ended December 31, 1999,
1998 and 1997

                                                                                         SUBACCOUNTS
                                                             -----------------------------------------------------
                                                             T. ROWE PRICE                   JANUS          MFS
                                                             INTERNATIONAL    AIM V.I.       ASPEN        EMERGING
                                                                 STOCK         VALUE        GROWTH         GROWTH
                                                              PORTFOLIO*       FUND*       PORTFOLIO*      SERIES*
                                                             -------------  ----------     ----------    ---------
                                                                 1999          1999          1999           1999
                                                             -------------  ----------     ----------    ---------
OPERATIONS
  Net investment income (loss) ......................        $      35      $      81      $     (10)    $      (2)
  Capital gains distributions received ..............              214            738              0             0
  Realized gain (loss) on shares redeemed ...........                0            (17)           (28)          (29)
  Net change in unrealized gain (loss) on
    investments .....................................            3,329          4,894          3,357           800
                                                             ---------      ---------       --------     ---------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ........................................            3,578          5,696          3,319           769
                                                             ---------      ---------       --------     ---------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments .......................               43          3,832          9,107         3,779
  Policy Loans ......................................                0              0              0             0
  Policy Loan Repayments and Interest ...............                0              0              0             0
  Surrenders, Withdrawals and Death
    Benefits ........................................                0              0              0             0
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option ............................           15,220         84,865         10,000             0
  Withdrawal and Other Charges ......................              (27)           (56)           (26)           (3)
                                                             ---------      ---------       --------     ---------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS .........................................           15,236         88,641         19,081         3,776
                                                             ---------      ---------       --------     ---------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ..................................                0              0              0             0
                                                             ---------      ---------       --------     ---------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS ............................................           18,814         94,337         22,400         4,545

NET ASSETS
  Beginning of period ...............................                0              0              0             0
                                                             ---------      ---------       --------     ---------
  End of period .....................................        $  18,814      $  94,337       $ 22,400     $   4,545
                                                             =========      =========       ========     =========

* Became available on June 7, 1999 (Note 1)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A19 THROUGH A26

                                       A18

                      NOTES TO FINANCIAL STATEMENTS OF THE
                      PRUSELECT I VARIABLE LIFE SUBACCOUNTS
                    OF PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                DECEMBER 31, 1999

NOTE 1:  GENERAL

         Pruco Life Variable Universal Account (the "Account") was established on April 17, 1989 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from sales of the Pruselect I, Pruselect II and, effective November 10, 1999, Pruselect III Variable Universal Life products are invested in the Account as directed by the contract owners.

         The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are twenty subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or any of the non-Prudential administered fund shown on Note 3. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

         Beginning June 7, 1999, the following five additional non-Prudential administered subaccounts became available to contract owners for Pruselect I and Pruselect II and beginning November 10, 1999, as discussed above, they became available for Pruselect III contract owners: AIM V.I. Value Fund; American Century VP Value Fund; Janus Aspen Growth Portfolio; MFS Emerging Growth Series; and the T. Rowe International Stock Portfolio.

         At December 31, 1999 there were no balances pertaining to the VP Value Portfolio in the Account.

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

         The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

         Investments--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio.

         Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

         Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.

         Receivable from Pruco Life Insurance Company--At times, Pruco Life may expect to receive an amount from the Account primarily related to processing contract owner payments, surrenders, withdrawals and death benefits. This amount is reflected in the Account's Statements of Net Assets as a receivable from Pruco Life. The receivable does not have an effect on the Contract owner's account or the related unit value.

                                       A19

NOTE 3:  INVESTMENT INFORMATION FOR THE PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

         The net asset value per share for each portfolio of the Series Fund or the non-Prudential administered variable funds, the number of shares (rounded) of each portfolio held by the Account and the aggregate cost of investments in such shares at December 31, 1999 were as follows:


                                                PRUDENTIAL     PRUDENTIAL                      PRUDENTIAL     PRUDENTIAL
                                                   MONEY       DIVERSIFIED     PRUDENTIAL       FLEXIBLE     CONSERVATIVE
                                                  MARKET          BOND           EQUITY          MANAGED       BALANCED
                                                 PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                              ------------    ------------   -------------   -------------    ------------
     Number of shares (rounded):                 2,102,042       4,132,855       1,552,325         533,261       3,358,891
     Net asset value per share:               $      10.00    $      10.95   $       28.90   $       17.64    $      15.36
     Cost:                                    $ 21,020,421    $ 45,646,113   $  42,895,709   $   9,411,230    $ 51,242,001


                                                PRUDENTIAL     PRUDENTIAL
                                                   ZERO           HIGH         PRUDENTIAL      PRUDENTIAL     PRUDENTIAL
                                                  COUPON          YIELD           STOCK          EQUITY         NATURAL
                                                 BOND 2000        BOND            INDEX          INCOME        RESOURCES
                                                 PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                              ------------    ------------   -------------   -------------    ------------
     Number of shares (rounded):                 1,550,484         352,917       4,698,862         744,126          74,761
     Net asset value per share:               $      12.99    $       7.52   $       44.45   $       19.52    $      17.38
     Cost:                                    $ 19,935,376    $  2,748,055   $ 130,132,357   $  15,147,463    $  1,245,142


                                                                               PRUDENTIAL                     PRUDENTIAL
                                                               PRUDENTIAL         ZERO                           SMALL
                                                PRUDENTIAL     GOVERNMENT        COUPON        PRUDENTIAL   CAPITALIZATION
                                                  GLOBAL         INCOME         BOND 2005       JENNISON         STOCK
                                                 PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                              ------------    ------------   -------------   -------------    ------------
     Number of shares (rounded):                   719,062         789,237       1,438,894         210,650         826,154
     Net asset value per share:               $      30.98    $      11.55   $       12.68   $       32.39    $      16.25
     Cost:                                    $ 13,685,943    $  9,058,064   $  18,225,067   $   4,743,085    $ 11,821,881


                                               T. ROWE PRICE                      JANUS            MFS
                                               INTERNATIONAL    AIM V.I.          ASPEN         EMERGING
                                                   STOCK          VALUE          GROWTH          GROWTH
                                                 PORTFOLIO        FUND          PORTFOLIO        SERIES
                                              ------------    ------------   -------------   -------------
     Number of shares (rounded):                       988           2,816             666             120
     Net asset value per share:               $      19.04    $      33.50   $       33.65   $       37.94
     Cost:                                    $     15,485    $     89,443   $      19,043   $       3,745


                                      A20

NOTE 4:  CONTRACT OWNER UNIT INFORMATION

     Outstanding contract owner units (rounded), unit values and total value of contract owner equity at December 31, 1999 were as follows:



                                                                                       SUBACCOUNTS
                                                 --------------------------------------------------------------------------
                                                 PRUDENTIAL      PRUDENTIAL                      PRUDENTIAL     PRUDENTIAL
                                                    MONEY        DIVERSIFIED    PRUDENTIAL        FLEXIBLE     CONSERVATIVE
                                                   MARKET           BOND          EQUITY          MANAGED       BALANCED
                                                  PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                ------------    ------------    ------------    -----------    ------------
     Contract Owner Units Outstanding
       (Pruselect I-rounded) .................       290,751       4,876,997         718,417         69,687       6,224,235
     Unit Value (Pruselect I) ................  $    1.60147    $    2.03632    $    3.88421    $   2.92824    $    2.57655
                                                ------------    ------------    ------------    -----------    ------------
     Contract Owner Equity (Pruselect I) .....  $    465,630    $  9,931,127    $  2,790,481    $   204,061    $ 16,037,053
                                                ------------    ------------    ------------    -----------    ------------
     Contract Owner Units Outstanding
       (Pruselect II-rounded) ................    11,415,720      17,346,798      10,849,263      3,142,730      13,799,660
     Unit Value (Pruselect II) ...............  $    1.60147    $    2.03632    $    3.88421    $   2.92824    $    2.57655
                                                ------------    ------------    ------------    -----------    ------------
     Contract Owner Equity (Pruselect II) ....  $ 18,281,934    $ 35,323,633    $ 42,140,817    $ 9,202,669    $ 35,555,513
                                                ------------    ------------    ------------    -----------    ------------
     Contract Owner Units Outstanding
       (Pruselect III-rounded) ...............     2,255,378               0               0              0               0
     Unit Value (Pruselect III) ..............  $    1.00775    $     .99424    $    1.05287    $   1.03671    $    1.02714
                                                ------------    ------------    ------------    -----------    ------------
     Contract Owner Equity (Pruselect III) ...  $  2,272,857    $          0    $          0    $         0    $          0
                                                ------------    ------------    ------------    -----------    ------------
     TOTAL CONTRACT OWNER EQUITY .............  $ 21,020,421    $ 45,254,760    $ 44,931,298    $ 9,406,730    $ 51,592,566
                                                ============    ============    ============    ===========    ============


                                                                            SUBACCOUNTS (CONTINUED)
                                                 --------------------------------------------------------------------------
                                                 PRUDENTIAL      PRUDENTIAL
                                                    ZERO           HIGH        PRUDENTIAL       PRUDENTIAL     PRUDENTIAL
                                                  COUPON          YIELD          STOCK           EQUITY         NATURAL
                                                 BOND 2000        BOND           INDEX           INCOME        RESOURCES
                                                 PORTFOLIO      PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                ------------    ------------    ------------    -----------    ------------
     Contract Owner Units Outstanding
       (Pruselect I-rounded) .................             0          28,956       8,211,055      1,062,378         243,922
     Unit Value (Pruselect I) ................  $    2.17624    $    2.25891    $    4.87074    $   3.46967    $    2.36154
                                                ------------    ------------    ------------    -----------    ------------
     Contract Owner Equity (Pruselect I) .....  $          0    $     65,409    $ 39,993,915    $ 3,686,102    $    576,032
                                                ------------    ------------    ------------    -----------    ------------
     Contract Owner Units Outstanding
     (Pruselect II-rounded) ..................     9,258,958       1,145,917      34,678,998      3,123,994         306,290
     Unit Value (Pruselect II) ...............  $    2.17624    $    2.25891    $    4.87074    $   3.46967    $    2.36154
                                                ------------    ------------    ------------    -----------    ------------
     Contract Owner Equity (Pruselect II) ....  $ 20,149,714    $  2,588,523    $168,912,381    $10,839,228    $    723,317
                                                ------------    ------------    ------------    -----------    ------------
     Contract Owner Units Outstanding
       (Pruselect III-rounded) ...............           N/A               0               0              0             N/A
     Unit Value (Pruselect III) ..............  $        N/A    $    1.02134    $    1.07712    $   1.07537    $        N/A
                                                ------------    ------------    ------------    -----------    ------------
     Contract Owner Equity (Pruselect III) ...  $        N/A    $          0    $          0    $         0    $        N/A
                                                ------------    ------------    ------------    -----------    ------------
     TOTAL CONTRACT OWNER EQUITY .............  $ 20,149,714    $  2,653,932    $208,906,296    $14,525,330    $  1,299,349
                                                ============    ============    ============    ===========    ============


                                      A21


NOTE 4:  CONTRACT OWNER UNIT INFORMATION (CONTINUED)

                                                                                SUBACCOUNTS (CONTINUED)
                                                 -----------------------------------------------------------------------------
                                                                                 PRUDENTIAL                      PRUDENTIAL
                                                                  PRUDENTIAL        ZERO                            SMALL
                                                  PRUDENTIAL      GOVERNMENT       COUPON         PRUDENTIAL   CAPITALIZATION
                                                    GLOBAL          INCOME        BOND 2005        JENNISON         STOCK
                                                   PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                 -------------   -------------  --------------  --------------  --------------
         Contract Owner Units Outstanding
           (Pruselect I-rounded) ...............             0       1,733,249          25,293         394,435               0
         Unit Value (Pruselect I) .............. $     2.58864   $     1.93411  $      2.36982  $      3.59559  $      1.95551
                                                 -------------   -------------  --------------  --------------  --------------
         Contract Owner Equity (Pruselect I) ... $           0   $   3,352,294  $       59,940  $    1,418,226  $            0
                                                 -------------   -------------  --------------  --------------  --------------
         Contract Owner Units Outstanding
           (Pruselect II-rounded) ..............     8,620,607       2,979,869       7,677,427       1,503,153       6,865,220
         Unit Value (Pruselect II) ............. $     2.58864   $     1.93411  $      2.36982  $      3.59559  $      1.95551
                                                 -------------   -------------  --------------  --------------  --------------
         Contract Owner Equity (Pruselect II) .. $  22,315,649   $   5,763,394  $   18,194,120  $    5,404,723  $   13,425,006
                                                 -------------   -------------  --------------  --------------  --------------
         Contract Owner Units Outstanding
           (Pruselect III-rounded)                           0             N/A             N/A               0             N/A
         Unit Value (Pruselect III) ............ $     1.20743   $         N/A  $          N/A  $      1.16040  $          N/A
                                                 -------------   -------------  --------------  --------------  --------------
         Contract Owner Equity (Pruselect III) . $           0   $         N/A  $          N/A  $            0  $          N/A
                                                 -------------   -------------  --------------  --------------  --------------
         TOTAL CONTRACT OWNER EQUITY ........... $  22,315,649   $   9,115,688  $   18,254,060  $    6,822,949  $   13,425,006
                                                 =============   =============  ==============  ==============  ==============


                                                                       SUBACCOUNTS (CONTINUED)
                                                        -------------------------------------------------------------
                                                         T. ROWE PRICE        AIM           JANUS             MFS
                                                         INTERNATIONAL        V.I.          ASPEN          EMERGING
                                                             STOCK           VALUE         GROWTH           GROWTH
                                                           PORTFOLIO         FUND         PORTFOLIO         SERIES
                                                         -------------   -------------  --------------  --------------
         Contract Owner Units Outstanding
           (Pruselect I-rounded) ......................              0               0               0               0
         Unit Value (Pruselect I) .....................  $     1.30529   $     1.17702  $      1.28732  $      1.64532
                                                         -------------   -------------  --------------  --------------
         Contract Owner Equity (Pruselect I) ..........  $           0   $           0  $            0  $            0
                                                         -------------   -------------  --------------  --------------
         Contract Owner Units Outstanding
           (Pruselect II-rounded) .....................         14,414          80,149          17,401           2,762
         Unit Value (Pruselect II) ....................  $     1.30529   $     1.17702  $      1.28732  $      1.64532
                                                         -------------   -------------  --------------  --------------
         Contract Owner Equity (Pruselect II) .........  $      18,814   $      94,337  $       22,400  $        4,545
                                                         -------------   -------------  --------------  --------------
         Contract Owner Units Outstanding
           (Pruselect III-rounded) ....................              0               0               0               0
         Unit Value (Pruselect III) ...................  $     1.17859   $     1.10318  $      1.13634  $      1.39445
                                                         -------------   -------------  --------------  --------------
         Contract Owner Equity (Pruselect III) ........  $           0   $           0  $            0  $            0
                                                         -------------   -------------  --------------  --------------
         TOTAL CONTRACT OWNER EQUITY ..................  $      18,814   $      94,337  $       22,400  $        4,545
                                                         =============   =============  ==============  ==============



                                       A22

NOTE 5:  CHARGES AND EXPENSES

         A.       Mortality Risk and Expense Risk Charges

                  The mortality risk and expense risk charges, at an effective annual rate of 0.90% for Pruselect I and Pruselect II contracts, are applied daily against the net assets representing equity of contract owners held in each subaccount and at 0.20% for Pruselect III contract owners. Mortality risk is that contract holders may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life. Pruco Life currently intends to charge only 0.60% on Pruselect I and Pruselect II contracts, but reserves the right to make the full 0.90% charge.

         B.       Partial Withdrawal Charge

                  A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a Pruselect I and Pruselect II contract, and Pruselect III contract, respectively.

         C.       Expense Reimbursement

                  The Account is reimbursed by Pruco Life for Pruselect I and Pruselect II contracts, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for all Zero Coupon Bond Portfolios and for the Stock Index Portfolio, 0.50% for the High Dividend Stock Portfolio, 0.55% for the Natural Resources Portfolio, and 0.65% for the High Yield Bond Portfolio of the average daily net assets of these portfolios.

         D.       Cost of Insurance and Other Related Charges

                  Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for
                  (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract.

NOTE 6:  TAXES

         Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded, in these financial statements.


NOTE 7:  NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

         The increase (decrease) in net assets retained in the Account represents the net contributions (withdrawals) of Pruco Life to (from) the Account. Effective October 13, 1998, Pruco Life no longer maintains a position in the Account. Previously, Pruco Life maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.

                                      A23

NOTE 8:  UNIT ACTIVITY

         Transactions in units (including transfers among subaccounts), for the periods ended December 31, 1999, 1998 and 1997 were as follows:


                                                                   SUBACCOUNTS
                             -------------------------------------------------------------------------------------
                                            PRUDENTIAL                                 PRUDENTIAL
                                           MONEY MARKET                             DIVERSIFIED BOND
                                             PORTFOLIO                                  PORTFOLIO
                             ----------------------------------------      ---------------------------------------
                                1999           1998           1997            1999           1998           1997
                             ----------     ----------     ----------      ---------      ---------      ---------
         Contract Owner
           Contributions:    13,870,279     11,769,929     15,281,942      5,773,771      5,686,444      4,556,760

         Contract Owner
             Redemptions:    (8,349,759)    (9,721,732)   (16,788,123)    (3,482,099)    (4,658,242)    (3,288,085)


                                                            SUBACCOUNTS (CONTINUED)
                             -------------------------------------------------------------------------------------
                                            PRUDENTIAL                                   PRUDENTIAL
                                              EQUITY                                  FLEXIBLE MANAGED
                                             PORTFOLIO                                   PORTFOLIO
                             ----------------------------------------      ---------------------------------------
                                 1999          1998            1997           1999          1998           1997
                             ----------     ----------     ----------      ---------      ---------      ---------
         Contract Owner
           Contributions:     3,528,860      2,885,417      4,465,527      1,991,070      8,590,002      4,476,620

         Contract Owner
             Redemptions:    (5,248,863)    (6,422,617)    (3,935,074)   (10,795,219)   (11,597,522)    (3,255,025)


                                               SUBACCOUNTS (CONTINUED)


                             -------------------------------------------------------------------------------------
                                                    PRUDENTIAL                                      PRUDENITAL
                                               CONSERVATIVE BALANCED                             ZERO COUPON 2000
                                                     PORTFOLIO                                       PORTFOLIO
                             ----------------------------------------      ---------------------------------------
                                 1999          1998            1997           1999          1998           1997
                             ----------     ----------     ----------      ---------      ---------      ---------
         Contract Owner
           Contributions:     3,818,833     12,272,439      5,516,349      1,146,913      3,053,595     11,968,207

         Contract Owner
             Redemptions:    (3,154,189)   (14,641,165)    (2,950,237)       (40,331)    (4,144,022)   (13,929,611)




                                                            SUBACCOUNTS (CONTINUED)
                             -------------------------------------------------------------------------------------
                                            PRUDENTIAL                                    PRUDENTIAL
                                          HIGH YIELD BOND                                STOCK INDEX
                                             PORTFOLIO                                    PORTFOLIO
                             ----------------------------------------      ---------------------------------------
                                 1999          1998            1997           1999           1998           1997
                             ----------     ----------     ----------      ---------      ---------      ---------
         Contract Owner
           Contributions:       232,862        621,628      1,021,708     10,380,525     12,075,930     20,876,571

         Contract Owner
           Redemptions:        (494,213)      (117,717)      (879,849)    (8,588,993)    (5,649,830)   (11,486,568)


                                                         SUBACCOUNTS (CONTINUED)
                             -------------------------------------------------------------------------------
                                           PRUDENTIAL                                 PRUDENTIAL
                                         EQUITY INCOME                            NATURAL RESOURCES
                                           PORTFOLIO                                  PORTFOLIO
                             -------------------------------------     -------------------------------------
                                1999          1998          1997          1999          1998          1997
                             ----------   ----------    ----------     ---------     ---------     ---------
         Contract Owner
           Contributions:    3,603,113     3,556,140       679,346        60,007        89,639       237,684

         Contract Owner
             Redemptions:   (4,068,251)   (3,811,832)     (873,682)      (45,074)      (66,113)     (378,671)

                                      A24



                                                             SUBACCOUNTS (CONTINUED)
                            -----------------------------------------------------------------------------------------
                                           PRUDENTIAL                                     PRUDENTIAL
                                             GLOBAL                                   GOVERNMENT INCOME
                                            PORTFOLIO                                     PORTFOLIO
                            ----------------------------------------       ------------------------------------------
                                1999          1998            1997            1999            1998            1997
                            ----------     ----------      ----------      ----------      ----------      ----------
         Contract Owner
           Contributions:    2,831,806      2,263,591      10,705,193       5,739,533       3,917,010       3,049,723

         Contract Owner
             Redemptions:   (1,636,224)    (2,393,156)    (14,887,428)     (5,259,971)     (1,539,750)     (3,251,977)




                                                         SUBACCOUNTS (CONTINUED)
                             -------------------------------------------------------------------------------
                                           PRUDENTIAL                                PRUDENTIAL
                                      ZERO COUPON BOND 2005                     PRUDENTIAL JENNISON
                                           PORTFOLIO                                PORTFOLIO
                             -------------------------------------     -------------------------------------
                                1999          1998          1997          1999          1998           1997
                             ---------     ---------     ---------     ---------     ---------       -------
         Contract Owner
           Contributions:    1,086,474     3,960,131     9,228,779     1,880,279     1,126,502       589,921

         Contract Owner
             Redemptions:      (36,898)      (75,113)   (6,935,187)   (1,058,268)     (524,101)     (302,690)




                                                                      SUBACCOUNTS (CONTINUED)
                             -----------------------------------------------------------------------------------
                                           PRUDENTIAL                    T. ROWE PRICE    AIM V.I.   JANUS ASPEN
                                   SMALL CAPITALIZATION STOCK         INTERNATIONAL STOCK  VALUE       GROWTH
                                           PORTFOLIO                      PORTFOLIO*       FUND*      PORTFOLIO*
                             -------------------------------------       ---------------------------------------
                                1999          1998          1997            1999            1999          1999
                             ---------     ---------     ---------       ---------       ---------     -------
         Contract Owner
           Contributions:    2,442,573     3,950,209     3,529,907          29,489          88,424      28,034

         Contract Owner
             Redemptions:   (1,617,078)   (1,275,859)   (3,181,968)        (15,075)         (8,275)    (10,635)



                         SUBACCOUNTS (CONTINUED)
                         -----------------------
                              MFS EMERGING
                                 GROWTH
                                 SERIES*
                              ------------
                                  1999
                              ------------
         Contract Owner
           Contributions:            2,762

         Contract Owner
             Redemptions:                0

* Became available on June 7, 1999 (Note 1)


                                       A25

NOTE 9:  PURCHASES AND SALES OF INVESTMENTS

         The aggregate costs of purchases and proceeds from sales of investments in the Series Fund and the non-Prudential administered funds for the period ended December 31, 1999 were as follows:


                                                   PRUDENTIAL      PRUDENTIAL                      PRUDENTIAL     PRUDENTIAL
                                                      MONEY        DIVERSIFIED     PRUDENTIAL       FLEXIBLE     CONSERVATIVE
                                                     MARKET           BOND           EQUITY          MANAGED       BALANCED
                                                    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                 -------------     -----------    ------------    ------------   -------------
         Purchases ...........................   $  17,522,078     $ 6,484,012    $  5,601,878    $  1,266,462   $   7,370,428
         Sales ...............................   $ (10,291,958)    $(2,043,966)   $(12,808,060)   $(26,737,825)  $  (6,025,425)


                                                   PRUDENTIAL      PRUDENTIAL      PRUDENTIAL      PRUDENTIAL     PRUDENTIAL
                                                   ZERO COUPON     HIGH YIELD         STOCK          EQUITY         NATURAL
                                                    BOND 2000         BOND            INDEX          INCOME        RESOURCES
                                                    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                 -------------     -----------    ------------    ------------   -------------
         Purchases ...........................   $   2,451,612     $   375,340    $ 24,405,119    $    410,034   $     117,146
         Sales ...............................   $    (145,531)    $  (972,491)   $(17,016,436)   $ (2,105,673)  $     (96,455)


                                                                                                                  PRUDENTIAL
                                                                   PRUDENTIAL       PRUDENTIAL                       SMALL
                                                   PRUDENTIAL      GOVERNMENT      ZERO COUPON     PRUDENTIAL   CAPITALIZATION
                                                     GLOBAL          INCOME           2005          JENNISON         STOCK
                                                    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                 -------------     -----------    ------------    ------------   -------------
         Purchases ...........................   $   4,718,947     $ 1,289,684    $  2,559,523    $  2,501,921   $   3,675,059
         Sales ...............................   $  (2,475,443)    $  (412,004)   $   (126,550)   $   (275,927)  $  (2,289,608)


                                                  T. ROWE PRICE
                                                  INTERNATIONAL      AIM V.I.       JANUS ASPEN    MFS EMERGING
                                                     STOCK             VALUE         GROWTH          GROWTH
                                                   PORTFOLIO*          FUND*        PORTFOLIO*       SERIES*
                                                 -------------     -----------    ------------    ------------
         Purchases ...........................   $      16,260     $    89,743    $     20,158    $      4,748
         Sales ...............................   $      (1,057)    $    (1,161)   $     (1,106)   $       (974)


* Became available on June 7, 1999 (Note 1)

                                       A26

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Contract Owners of the
Pruselect I Variable Life Subaccounts of
Pruco Life Variable Universal Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential Zero Coupon Bond 2000 Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Equity Income Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Government Income Portfolio, Prudential Zero Coupon Bond 2005 Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, T. Rowe International Stock Portfolio, AIM V.I. Value Fund, Janus Aspen Growth Portfolio and MFS Emerging Growth Series) of the Pruselect I Variable Life Subaccounts of Pruco Life Variable Universal Account at December 31, 1999, the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended (for the period June 7, 1999 through December 31, 1999 for T. Rowe International Stock Portfolio, AIM V.I. Value Fund, Janus Aspen Growth Portfolio and MFS Emerging Growth Series), in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of Pruco Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1999, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
New York, New York
March 17, 2000


                                       A27

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
December 31, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                 1999               1998
                                                                            -----------------  -----------------
ASSETS

Fixed maturities
     Available for sale, at fair value (amortized cost, 1999: $3,084,057;       $2,998,362         $2,763,926
        1998: $2,738,654)
     Held to maturity, at amortized cost (fair value, 1999: $377,822; 1998:        388,990            410,558
        $421,845)
Equity securities - available for sale, at fair value (cost, 1999: $3,238;           4,532              2,847
     1998: $2,951)
Mortgage loans on real estate                                                       10,509             17,354
Policy loans                                                                       792,352            766,917
Short-term investments                                                             207,219            240,727
Other long-term investments                                                         77,769             42,050
                                                                            -----------------  -----------------
               Total investments                                                 4,479,733          4,244,379
Cash                                                                                76,396             89,679
Deferred policy acquisition costs                                                1,062,785            861,713
Accrued investment income                                                           68,917             61,114
Receivables from affiliate                                                          23,329                  -
Other assets                                                                        48,228             65,145
Separate Account assets                                                         16,032,449         11,490,751
                                                                            -----------------  -----------------
TOTAL ASSETS                                                                   $21,791,837        $16,812,781
                                                                            =================  =================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities

Policyholders' account balances                                                 $3,116,261         $2,702,011
Future policy benefits and other policyholder liabilities                          635,978            528,779
Cash collateral for loaned securities                                               87,336             73,336
Securities sold under agreement to repurchase                                       21,151             49,708
Income taxes payable                                                               145,600            193,358
Payables to affiliate                                                                    -             66,568
Other liabilities                                                                   83,243             55,038
Separate Account liabilities                                                    16,032,449         11,490,751
                                                                            -----------------  -----------------
Total liabilities                                                               20,122,018         15,159,549
                                                                            -----------------  -----------------
Contingencies (See Footnote 12)
Stockholder's Equity
Common stock, $10 par value;
    1,000,000 shares, authorized;
    250,000 shares, issued and outstanding                                           2,500              2,500
Paid-in-capital                                                                    439,582            439,582
Retained earnings                                                                1,258,428          1,202,833

Accumulated other comprehensive (loss) income
    Net unrealized investment (losses) gains                                       (28,364)             9,902
    Foreign currency translation adjustments                                        (2,327)            (1,585)
                                                                            -----------------  -----------------
Accumulated other comprehensive (loss) income                                      (30,691)             8,317
                                                                            -----------------  -----------------
Total stockholder's equity                                                       1,669,819          1,653,232
                                                                            -----------------  -----------------
TOTAL LIABILITIES AND

     STOCKHOLDER'S EQUITY                                                     $ 21,791,837        $16,812,781
                                                                            =================  =================


                 See Notes to Consolidated Financial Statements




                                       B1

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 1999, 1998 and 1997 (In Thousands)
--------------------------------------------------------------------------------


                                                               1999                1998               1997
                                                            --------------     ---------------    ---------------
REVENUES

Premiums                                                       $ 98,976            $ 82,139           $ 69,614
Policy charges and fee income                                   414,425             350,569            332,132
Net investment income                                           276,821             261,430            259,634
Realized investment (losses) gains, net                         (32,545)             44,841             10,974
Asset management fees                                            60,392              40,200             33,310
Other income                                                      1,397               1,067                491
                                                            --------------     ---------------    ---------------

Total revenues                                                  819,466             780,246            706,155
                                                            --------------     ---------------    ---------------

BENEFITS AND EXPENSES

Policyholders' benefits                                         205,042             193,739            199,537
Interest credited to policyholders' account balances            136,852             118,992            110,815
General, administrative and other expenses                      392,041             231,320            227,561
                                                            --------------     ---------------    ---------------

Total benefits and expenses                                     733,935             544,051            537,913
                                                            --------------     ---------------    ---------------

Income from operations before income taxes                       85,531             236,195            168,242
                                                            --------------     ---------------    ---------------

Income tax provision                                             29,936              84,233             61,868
                                                            --------------     ---------------    ---------------

NET INCOME                                                       55,595             151,962            106,374
                                                            --------------     ---------------    ---------------

Other comprehensive (loss) income, net of tax:

     Unrealized gains (losses) on securities, net of
       reclassification adjustment                              (38,266)             (7,227)              3,025

     Foreign currency translation adjustments                      (742)              2,980              (2,863)
                                                            --------------     ---------------    ---------------

Other comprehensive (loss) income                               (39,008)             (4,247)               162
                                                            --------------     ---------------    ---------------

TOTAL COMPREHENSIVE INCOME                                     $ 16,587            $147,715           $106,536
                                                            ==============     ===============    ===============


                 See Notes to Consolidated Financial Statements




                                       B2

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 1999, 1998, and 1997 (In Thousands)
--------------------------------------------------------------------------------



                                                                                  Accumulated
                                                                                     other             Total
                                    Common         Paid-in-       Retained       comprehensive     stockholder's
                                      stock         capital       earnings       income (loss)        equity
                                    ------------- ------------ ---------------- ---------------- -------------------
                                    ------------- ------------ ---------------- ---------------- -------------------
Balance, January 1, 1997               $ 2,500     $ 439,582        $944,497            $12,402        $1,398,981

    Net income                               -             -         106,374                  -           106,374

    Change in foreign currency               -             -               -             (2,863)           (2,863)
        translation adjustments,
        net of taxes

    Change in net unrealized
        investment gains, net of             -             -               -              3,025             3,025
        reclassification
        adjustment and taxes
                                    ------------- ------------ ---------------- ---------------- -------------------

Balance, December 31, 1997               2,500       439,582       1,050,871             12,564         1,505,517

   Net income                                -             -         151,962                  -           151,962
    Change in foreign currency
         translation adjustments,            -             -               -              2,980             2,980
         net of taxes

    Change in net unrealized
        investment losses, net of            -             -               -             (7,227)           (7,227)
        reclassification
        adjustment and taxes
                                    ------------- ------------ ---------------- ---------------- -------------------

Balance, December 31, 1998               2,500       439,582       1,202,833              8,317         1,653,232

    Net income                               -             -          55,595                  -            55,595

    Change in foreign currency
        translation adjustments,             -             -               -               (742)             (742)
        net of taxes

    Change in net unrealized
        investment losses, net of            -             -               -            (38,266)          (38,266)
        reclassification
        adjustment and taxes
                                    ------------- ------------ ---------------- ---------------- -------------------

Balance,  December 31, 1999            $ 2,500     $ 439,582     $ 1,258,428         $ (30,691)        $1,669,819
                                    ============= ============================= ================ ===================



                 See Notes to Consolidated Financial Statements




                                       B3

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

Years Ended December 31, 1999, 1998, and 1997 (In Thousands)
--------------------------------------------------------------------------------


                                                                   1999               1998                 1997
                                                             -----------------  -------------------   ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                     $    55,595          $   151,962          $   106,374
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                 (83,961)             (29,827)             (40,783)
     Interest credited to policyholders' account balances          136,852              118,992              110,815
     Realized investment (gains) losses, net                        32,545              (44,841)             (10,974)
     Amortization and other non-cash items                          75,037               19,655              (26,405)
     Change in:
         Future policy benefits and other policyholders'
           liabilities                                             107,199               61,095               34,907
         Accrued investment income                                  (7,803)               5,886               (4,890)
         Payable to affiliate                                      (89,897)              (3,807)              20,547
         Policy loans                                              (25,435)             (62,962)             (64,173)
         Deferred policy acquisition costs                        (201,072)            (206,471)             (22,083)
         Income taxes payable                                      (47,758)             (16,828)              68,417
         Other, net                                                 45,122              (43,675)              34,577
                                                             -----------------  -------------------   ---------------
Cash Flows (Used In) From Operating Activities                      (3,576)             (50,821)             206,329
                                                             -----------------  -------------------   ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                3,076,848            5,429,396            2,828,665
               Held to maturity                                     45,841               74,767              138,626
         Equity securities                                           5,209                4,101                6,939
         Mortgage loans on real estate                               6,845                5,433               24,925
         Other long-term investments                                   385               33,428              (10,618)
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                               (3,452,289)          (5,617,208)          (3,141,785)
               Held to maturity                                    (24,170)            (145,919)             (70,532)
         Equity securities                                          (5,110)              (2,274)              (4,594)
         Other long-term investments                               (39,094)                (409)                 (51)
     Cash collateral for loaned securities, net                     14,000              (70,085)             143,421
     Securities sold under agreement to repurchase, net            (28,557)              49,708                   --
     Short-term investments, net                                    33,580               75,771             (147,030)
                                                             -----------------  -------------------   ---------------
Cash Flows Used In Investing Activities                           (366,512)            (163,291)            (232,034)
                                                             -----------------  -------------------   ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                               3,448,370            3,098,764            2,099,600
          Withdrawals                                           (3,091,565)          (2,866,331)          (2,076,303)
                                                             -----------------  -------------------   ---------------
Cash Flows From (Used in) Financing Activities                     356,805              232,433               23,297
                                                             -----------------  -------------------   ---------------
     Net increase (decrease) in Cash                               (13,283)              18,321               (2,408)
     Cash, beginning of year                                        89,679               71,358               73,766
                                                             -----------------  -------------------   ---------------
CASH, END OF PERIOD                                            $    76,396          $    89,679          $    71,358
                                                             =================  ===================   ===============

SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid (received)                              $    55,144          $    99,810          $    (7,904)
                                                             =================  ===================   ===============


                 See Notes to Consolidated Financial Statements


                                       B4

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


1.  BUSINESS

Pruco Life Insurance Company ("the Company") is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell individual life insurance, variable life insurance, variable annuities, fixed annuities, and a group annuity program ("the Contracts") in the District of Columbia, Guam and in all states and territories except New York. In addition, the Company markets individual life insurance through its branch office in Taiwan. The Company has two wholly owned subsidiaries, Pruco Life Insurance Company of New Jersey ("PLNJ") and The Prudential Life Insurance Company of Arizona ("PLICA"). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, fixed annuities, and variable annuities only in the states of New Jersey and New York. PLICA is a stock life insurance company organized in 1988 under the laws of the state of Arizona. PLICA had no new business sales in 1997, 1998 or 1999 and at this time will not be issuing new business.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, Prudential's Board of Directors authorized management to take the preliminary steps necessary to allow Prudential to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by Prudential's Board of Directors, a public hearing and review and approval by two-thirds of the qualified policyholders who vote on the plan, review and approved by the New Jersey Department of Banking and Insurance. Prudential's management is in the process of developing a proposed plan of demutualization, although there can be no assurance that Prudential's Board of Directors will approve such a plan.

Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States. ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 14. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income."


                                       B5

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effects on deferred policy acquisition costs and on policyholders' account balances that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Short-term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

Other long-term investments represent the Company's investments in joint ventures and partnerships in which the Company does not have control. These investments are recorded using the equity method of accounting, reduced for other than temporary declines in value. The Company's investment in the Separate Accounts are included on this line.

Realized investment gains, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

Cash

Cash includes cash on hand, amounts due from banks, and money market instruments.

Deferred Policy Acquisition Costs
The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent that they are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income".

Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.



                                       B6

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities loaned
Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. Separate Account assets include common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income".

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Insurance Revenue and Expense Recognition
Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Premiums from non-participating group annuities with life contingencies are generally recognized when due. For single premium immediate annuities, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.



                                       B7

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition, interest earned from the investment of these account balances is reflected in "Net investment income". Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Foreign Currency Translation Adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income". The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income".

Asset Management Fees
The Company receives asset management fee income from policyholder account balances invested in The Prudential Series Fund ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices or the value of securities or commodities. Derivative financial instruments used by the Company include futures, currency swaps and options contracts and can be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. All derivatives used by the Company are for other than trading purposes.

To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives must be evaluated at the inception of the hedge and throughout the hedge period.

When derivatives qualify as hedges, the changes in the fair value or cash flows of the derivatives and the hedged items are recognized in earnings in the same period. If the Company's use of derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from derivative assets and liabilities are reported in the operating activities section in the Consolidated Statements of Cash Flows.

Income Taxes
The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.


                                       B8

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

New Accounting Pronouncements

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement, as amended, as of January 1, 2001 and is currently assessing the effect of the new standard.

In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to current year presentation.


                                       B9

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3.  INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31,:



                                                                              1999
                                                 --------------------------------------------------------------
                                                                        Gross         Gross
                                                  Amortized           Unrealized     Unrealized       Estimated
                                                     Cost                Gains         Losses        Fair Value
                                                  ----------          ----------      ----------     ----------
                                                                         (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and agencies    $  113,172          $        2      $    2,052     $  111,122

Foreign government bonds                              92,725               1,718           1,455         92,988

Corporate securities                               2,876,602               8,013          92,075      2,792,540

Mortgage-backed securities                             1,558                 157               3          1,712

                                                  ----------          ----------      ----------     ----------
Total fixed maturities available for sale         $3,084,057          $    9,890      $   95,585     $2,998,362
                                                  ==========          ==========      ==========     ==========

Fixed maturities held to maturity

Corporate securities                              $  388,990          $    1,832      $   13,000     $  377,822
                                                  ----------          ----------      ----------     ----------
Total fixed maturities held to maturity           $  388,990          $    1,832      $   13,000     $  377,822
                                                  ==========          ==========      ==========     ==========

Equity securities available for sale              $    3,238          $    1,373      $       79     $    4,532
                                                  ==========          ==========      ==========     ==========


                                                                                     1998
                                                      ----------------------------------------------------------------
                                                                        Gross            Gross
                                                      Amortized      Unrealized       Unrealized            Estimated
                                                         Cost           Gains            Losses            Fair Value
                                                      ----------      ----------       ----------          ----------
                                                                             (In Thousands)
  Fixed maturities available for sale
  U.S. Treasury securities and obligations of
    U.S government corporation and agencies           $  110,294      $      864       $      319          $  110,839

Foreign government bonds                                  87,112           2,003              696              88,419

Corporate securities                                   2,540,498          30,160            6,896           2,563,762

Mortgage-backed securities                                   750             156               --                 906

                                                      ----------      ----------       ----------          ----------
Total fixed maturities available for sale             $2,738,654      $   33,183       $    7,911          $2,763,926
                                                      ==========      ==========       ==========          ==========

Fixed maturities held to maturity

Corporate securities                                  $  410,558      $   11,287       $       --          $  421,845

                                                      ----------      ----------       ----------          ----------
Total fixed maturities held to maturity               $  410,558      $   11,287       $       --          $  421,845
                                                      ==========      ==========       ==========          ==========

Equity securities available for sale                  $    2,951      $      168       $      272          $    2,847
                                                      ==========      ==========       ==========          ==========



                                      B10

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3.  INVESTMENTS (continued)
The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1999 are shown below:


                                            Available for Sale                     Held to Maturity
                                    ------------------------------------  ------------------------------------
                                       Amortized       Estimated Fair         Amortized       Estimated Fair
                                          Cost              Value               Cost               Value
                                    ----------------- ------------------   ---------------- -------------------
                                              (In Thousands)                         (In Thousands)

Due in one year or less                $  178,298          $  175,638          $  18,369          $  18,296

Due after one year through five         1,144,552           1,118,150            178,893            178,624
years

Due after five years through ten        1,326,637           1,283,515            175,549            165,341
years

Due after ten years                       433,012             419,347             16,179             15,561

Mortgage-backed securities                  1,558               1,712                  -                  -
                                    ---------------- -------------------  ----------------- ------------------
Total                                  $3,084,057          $2,998,362          $ 388,990          $ 377,822
                                    ================ ===================  ================= ==================


Actual maturities will differ from contractual maturities because, in certain circumstances, issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1999, 1998, and 1997 were $2,950.4 million, $5,327.3 million, and $2,796.3 million, respectively. Gross gains of $13.1 million, $46.3 million, and $18.6 million and gross losses of $31.1 million, $14.1 million, and $7.9 million were realized on those sales during 1999, 1998, and 1997, respectively. During the years ended December 31, 1999, 1998, and 1997, there were no securities classified as held to maturity that were sold.

Proceeds from the maturity of fixed maturities available for sale during 1999, 1998, and 1997 were $126.5 million, $102.1 million, and $32.4 million, respectively

Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $11.2 million, $2.8 million and $0.1 million for the years 1999, 1998 and 1997, respectively.

Mortgage Loans on Real Estate

The Company's mortgage loans were collateralized by the following property types at December 31, 1999 and 1998.



                                                       1999                             1998
                                             ----------------------------     ---------------------------
                                                                   (In Thousands)

                 Retail stores                    $ 6,518        62.0%            $ 7,356        42.4%

                 Apartment complexes                    -            -              5,988        34.5%

                 Industrial buildings               3,991        38.0%              4,010        23.1%

                                             ----------------------------     ---------------------------
                       Net carrying value         $10,509       100.0%            $17,354       100.0%
                                             ============================     ===========================

The largest concentration of mortgage loans are in the states of Washington (51%), New Jersey (38%), and North Dakota (11%).

Special Deposits and Restricted Assets
Fixed maturities of $8.2 million and $8.6 million at December 31, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Equity securities restricted as to sale were $.3 million and $2.5 million at December 31, 1999 and 1998, respectively.




                                      B11

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
3.  INVESTMENTS (continued)

Other Long-Term Investments

The Company's "Other long-term investments" of $77.8 million and $42.0 million as of December 31, 1999 and 1998, respectively, are comprised of joint ventures, limited partnerships, and the Company's investment in the Separate Accounts. Joint ventures, limited partnerships and other totaled $32.8 million and $1.0 million at December 31, 1999 and 1998, respectively. The Company's share of net income from the joint ventures was $0.3 million, $0.1 million and $2.2 million for the years ended December 31, 1999, 1998 and 1997, respectively, and is reported in "Net investment income." The Company's investment in the Separate Accounts was $45.0 million and $41.0 million at December 31, 1999 and 1998, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:



                                                              1999                1998               1997
                                                          ----------------   -----------------  -----------------
                                                                             (In Thousands)

  Fixed maturities - available for sale                        $188,236            $179,184          $ 161,140
  Fixed maturities - held to maturity                            29,245              26,128             26,936
  Equity securities                                                   -                  14                 76
  Mortgage loans on real estate                                   2,825               1,818              2,585
  Policy loans                                                   42,422              40,928             37,398
  Short-term investments                                         19,208              23,110             22,011
  Other                                                           4,432               6,886             14,920
                                                          ----------------   -----------------  -----------------
  Gross investment income                                       286,368             278,068            265,066
       Less:  investment expenses                                (9,547)            (16,638)            (5,432)
                                                          ----------------   -----------------  -----------------
  Net investment income                                        $276,821            $261,430          $ 259,634
                                                          ================   =================  =================


Realized investment gains (losses), net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:



                                                              1999                1998               1997
                                                          ----------------   -----------------  -----------------
                                                                             (In Thousands)

  Fixed maturities - available for sale                       $ (29,192)            $29,330             $9,039
  Fixed maturities - held to maturity                               102                 487                821
  Equity securities                                                 392               3,489                  8
  Mortgage loans on real estate                                       -                   -                797
  Derivative instruments                                         (1,557)             12,414                  -
  Other                                                          (2,290)               (879)               309
                                                          ----------------   -----------------  -----------------
  Realized investment (losses) gains, net                     $ (32,545)            $44,841            $10,974
                                                          ================   =================  =================






                                      B12

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income". Changes in these amounts include reclassification adjustments to avoid including in "Other Comprehensive income
(loss)", those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:



                                                                                                                     Accumulated
                                                                                                                        other
                                                                                                                     comprehensive
                                                                                                                     income (loss)
                                                                        Deferred                        Deferred     related to net
                                                      Unrealized        policy        Policyholders'   income tax     unrealized
                                                     gains(losses)    acquisition       Account        (liability)    investment
                                                     investments        costs           Balances        benefit      gains(losses)
                                                      ---------        ---------        ---------       ---------      ---------
                                                                                   (In Thousands)
Balance,  January 1, 1997                             $  26,930        $  (7,893)       $   2,451        $  (7,384)       $  14,104

Net investment gains (losses) on
investments arising during the period                    21,338               --               --           (7,445)          13,893

Reclassifications adjustment for
gains included in net income                            (10,277)              --               --            3,585           (6,692)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                        --           (8,412)              --            2,944           (5,468)

Impact of net unrealized investment
gains on policyholders' account
balances                                                     --               --            1,292               --            1,292
                                                      ---------        ---------        ---------        ---------        ---------

Balance,  December 31, 1997                              37,991          (16,305)           3,743           (8,300)          17,129

Net investment gains (losses) on
investments arising during the period                    22,801               --               --           (7,588)          15,213

Reclassifications adjustment for
gains included in net income                            (35,623)              --               --           11,855          (23,768)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                        --            3,190               --           (1,048)           2,142

Impact of net unrealized investment
gains on policyholders' account
balances                                                     --               --           (1,063)             249             (814)
                                                      ---------        ---------        ---------        ---------        ---------

Balance,  December 31, 1998                              25,169          (13,115)           2,680           (4,832)           9,902

Net investment gains (losses) on
investments arising during the period                  (138,268)              --               --           47,785          (90,483)

Reclassifications adjustment for
gains included in net income                             28,698               --               --           (9,970)          18,728

Impact of net unrealized investment
gains on deferred policy acquisition                         --           53,407               --          (16,283)          37,124
costs

Impact of net unrealized investment
gains on policyholders' account                              --               --           (5,712)           2,077           (3,635)
balances
                                                      ---------        ---------        ---------        ---------        ---------

Balance,  December 31, 1999                           $ (84,401)       $  40,292        $  (3,032)       $  18,777        $ (28,364)
                                                      =========        =========        =========        =========        =========




                                      B13

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the year ended December 31, 1999, are as follows:



                                                                                           1999
                                                                                     -----------------
                                                                                      (In Thousands)

Balance, beginning of year                                                                $ 861,713
Capitalization on commissions, sales and issue expenses                                     242,373
Amortization                                                                               (96,451)
Change in unrealized investment gains                                                        53,407
Foreign currency translation                                                                  1,743
                                                                                     -----------------
Balance, end of year                                                                     $1,062,785
                                                                                     =================


5.  POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31 are as follows:



                                                          1999                     1998
                                                   -------------------      -------------------
                                                                 (In Thousands)

         Life insurance                                     $ 587,162                $ 500,429
         Annuities                                             48,816                   28,350
                                                   -------------------      -------------------
                                                            $ 635,978                $ 528,779
                                                   ===================      ===================


Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for immediate annuities.

The following table highlights the key assumptions generally utilized in calculating these reserves:



           Product                       Mortality               Interest Rate          Estimation Method
-------------------------------   -------------------------   --------------------   -------------------------
Life insurance - Domestic         Generally rates guaranteed     2.5% to 7.5%        Net level premium based
                                  in calculating cash                                on the non-forfeiture interest
                                  surrender values                                   rate

Life insurance - International    Generally rates guaranteed     2.5% to 7.5%        Net level premium based
                                  in calculating cash                                on the expected investment
                                  surrender values                                   return

Individual immediate annuities    1983 Individual Annuity        3.5% to 11.0%       Present value of
                                  Mortality Table with                               expected future payment
                                  certain modifications                              based on historical
                                                                                     experience




                                      B14

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


5.  POLICYHOLDERS' LIABILITIES (continued)

Policyholders' account balances at December 31, are as follows:



                                                          1999                     1998
                                                   -------------------      -------------------
                                                                 (In Thousands)

         Interest-sensitive life contracts                 $1,383,795               $1,392,649
         Individual annuities                               1,147,722                1,077,996
         Guaranteed investment contracts                      584,744                  231,366
                                                   -------------------      -------------------
                                                           $3,116,261               $2,702,011
                                                   ===================      ===================


Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:



            Product                            Interest Rate                Withdrawal / Surrender Charges
---------------------------------   ------------------------------------  ------------------------------------
Interest sensitive life                         4.0% to 6.5 %             Various up to 10 years

Individual annuities                            3.0% to 5.6%              0% to 8% for up to 8 years

Guaranteed investment contracts                5.02% to 7.32%             Subject to market value withdrawal
                                                                          provisions for any funds withdrawn
                                                                          other than for benefit responsive
                                                                          and contractual payments


6.  REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer, except for cases involving a novation. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.




                                      B15

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


6.  REINSURANCE (continued)

Reinsurance amounts included in the Consolidated Statements of Operations for the year ended December 31 are below.



                                                          1999               1998               1997
                                                    ----------------   ----------------   ----------------
                                                                       (In Thousands)

        Reinsurance premiums assumed                        1,778              1,395              1,369
        Reinsurance premiums ceded - affiliated            (6,882)            (6,532)              (686)
        Reinsurance premiums ceded - unaffiliated          (1,744)            (2,819)            (3,038)
                                                    ================   ================   ================

        Policyholders' benefits ceded                      $4,228             $4,044             $3,912
                                                    ================   ================   ================


Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position, at December 31 include amounts recoverable on unpaid and paid losses and were as follows:



                                                              1999                 1998
                                                       -------------------   -----------------
                                                                    (In Thousands)

         Life insurance - affiliated                            $ 6,653             $ 4,155
         Life insurance - unaffiliated                            2,625               2,326
         Other reinsurance - affiliated                          15,600              21,650
                                                       -------------------   -----------------
                                                                $24,878             $28,131
                                                       ===================   =================


7.  EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has a non-contributory defined benefit pension plan which covers substantially all of its Taiwanese employees. This plan was established as of September 30, 1998 and the projected benefit obligation and related expenses at December 31, 1999 were not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company by Prudential in accordance with the service agreement described in Footnote 14.




                                      B16

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:



                                                             1999                1998               1997
                                                         ----------------   -----------------  -----------------
                                                                            (In Thousands)
     Current tax expense (benefit):
        U.S.                                                $ (14,093)             $67,272            $71,989
        State and local                                            378               2,496              1,337
        Foreign                                                     15                   -                  -
                                                         ----------------   -----------------  -----------------
        Total                                                 (13,700)              69,768             73,326
                                                         ----------------   -----------------  -----------------


     Deferred tax expense (benefit):
        U.S.                                                    42,320              14,059           (11,458)
        State and local                                          1,316                 406                  -
                                                         ----------------   -----------------  -----------------
        Total                                                   43,636              14,465           (11,458)
                                                         ----------------   -----------------  -----------------

      Total income tax expense                                 $29,936             $84,233            $61,868
                                                         ================   =================  =================


The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:



                                                             1999                1998               1997
                                                         ----------------   -----------------  -----------------
                                                                           (In Thousands)

     Expected federal income tax expense                       $29,936             $82,668            $58,885
     State and local income taxes                                1,101               1,886                869
     Dividends received deduction                              (1,010)               (199)                  -
     Other                                                        (91)               (122)              2,114
                                                         ----------------   -----------------  -----------------
     Total income tax expense                                  $29,936             $84,233            $61,868
                                                         ================   =================  =================

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:



                                                              1999                     1998
                                                         ------------------      -------------------
                                                                     (In Thousands)
              Deferred tax assets
                   Insurance reserves                           $ 93,949                 $ 93,564
                   Net unrealized (gains) losses on
                       securities                                 31,132                   (9,061)
                   Other                                           2,502                        -
                                                         ------------------      -------------------
                   Deferred tax assets                           127,583                   84,503
                                                         ------------------      -------------------

              Deferred tax liabilities
                   Deferred acquisition costs                    299,683                  224,179
                   Net investment gains                              110                    3,180
                   Other                                               -                    5,978
                                                         ------------------      -------------------
                   Deferred tax liabilities                      299,793                  233,337
                                                         ------------------      -------------------

              Net deferred tax liability                        $172,210                 $148,834
                                                         ==================      ===================



                                      B17

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  INCOME TAXES (continued)

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1999 and 1998, respectively, the Company and its subsidiaries had no federal or state operating loss carryforwards for tax purposes.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has begun their examination of the years 1993 through 1995.

9.  EQUITY

Reconciliation of Statutory Surplus and Net Income

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and the New Jersey Department of Banking and Insurance with net income and equity determined using GAAP.



                                                              1999               1998               1997
                                                          ----------------   ----------------   ----------------
                                                                            (In Thousands)
Statutory net (loss) income                                  $ (82,291)         $ (33,097)           $ 12,778

Adjustments to reconcile to net income on a GAAP basis:

     Statutory income of subsidiaries                            20,221             18,953             18,553
     Amortization and capitalization of deferred
        acquisition costs                                       145,921            202,375             38,003
     Deferred premium                                               639              2,625              1,144
     Insurance revenue and expenses                              45,915            (24,942)            26,517
     Income taxes                                               (43,644)           (21,805)            11,956
     Valuation of investments                                   (24,908)            20,077                506
     Asset management fees                                      (13,503)                 -                  -
     Other, net                                                   7,245            (12,224)            (3,083)
                                                          ----------------   ----------------   ----------------
GAAP net income                                                $ 55,595           $151,962           $106,374
                                                          ================   ================   ================


                                                               1999               1998
                                                          -----------------  -----------------
                                                                    (In Thousands)
  Statutory surplus                                             $889,186           $931,164

  Adjustments to reconcile to equity on a GAAP basis:

       Valuation of investments                                  (38,258)           117,254
       Deferred acquisition costs                              1,062,785            861,713
       Deferred premium                                          (16,539)           (15,625)
       Insurance liabilities                                     (54,927)          (133,811)
       Income taxes                                             (150,957)          (123,343)
       Asset management fees                                     (13,503)                 -
       Other, net                                                 (7,968)            15,880
                                                          -----------------  -----------------
  GAAP stockholder's equity                                   $1,669,819         $1,653,232
                                                          =================  =================





                                      B18

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities

Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Mortgage loans on real estate

The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

Policy loans

The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

Investment contracts

For guaranteed investment contracts, estimated fair values are derived by using discounted projected cash flows based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued. Estimated fair values for individual deferred annuities are derived using the policyholder's account balance.

Derivative financial instruments

The fair value of futures is estimated based on market quotes for transactions with similar terms.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:



                                                      1999                                   1998
                                           ----------------------------------     --------------------------------
                                             Carrying          Estimated            Carrying        Estimated
                                              Value           Fair Value             Value         Fair Value

                                           ----------------  ----------------     --------------- ----------------
                                                                      (In Thousands)
Financial Assets:
     Fixed maturities:  Available for sale    $2,998,362        $2,998,362          $2,763,926       $2,763,926
     Fixed maturities:  Held to maturity         388,990           377,822             410,558          421,845
     Equity securities                             4,532             4,532               2,847            2,847
     Mortgage loans on real estate                10,509            11,550              17,354           19,465
     Policy loans                                792,352           761,232             766,917          806,099
     Short-term investments                      207,219           207,219             240,727          240,727
     Cash                                         76,396            76,396              89,679           89,679
     Separate Account assets                  16,032,449        16,032,449          11,490,751       11,490,751
     Derivatives                                      38                38                   -                -

Financial Liabilities:
     Investment contracts                     $1,282,964        $1,277,317           $ 835,034        $ 839,105
     Cash collateral for loaned securities        87,336            87,336              73,336           73,336
     Securities sold under repurchase
        agreements                                21,151            21,151              49,708           49,708
     Separate Account liabilities             16,032,449        16,032,449          11,490,751       11,490,751
     Derivatives                                   5,012             5,243               1,723            2,374


                                      B19

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


11.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Futures & Options

The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates and to manage the duration of assets and the duration of liabilities supported by those assets. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is estimated based on market quotes for a transaction with similar terms.

Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The notional value of futures contracts was $122.1 million and $40.8 million at December 31, 1999 and 1998, respectively. The fair value of futures contracts was $(2.0) million at December 31, 1999 and immaterial at December 31, 1998.

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings. The fair value of options was immaterial at December 31, 1999 and 1998.

Currency Derivatives

The Company uses currency swaps to reduce market risk from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to manage the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency swaps are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated Other Comprehensive Income". If currency swaps do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

The notional value and fair value of the currency swaps $31.0 million and $(3.2) million and $40.5 million and $(2.3) million, respectively, at December 31, 1999 and 1998.



                                      B20

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


11.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts are with investment grade counterparties. As of December 31, 1999, 80% of notional consisted of interest rate derivatives, and 20% of notional consisted of foreign currency derivatives.

12.  CONTINGENCIES

Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in a consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the U.S. District Court for the District of New Jersey. The class action suit involved alleged improprieties in connection with the sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company has participated in a remediation program pursuant to which relief was offered to policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995. Prudential has agreed to indemnify the Company for any liability incurred in connection with that litigation.

The balance of the Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. Management believes that any ultimate liability which could result from such litigation would not have a material adverse effect on the Company's financial position.

13.  DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1999, the Company would not be permitted a non-extraordinary dividend distribution in 2000.

14.  RELATED PARTY TRANSACTIONS

Service Agreements
Prudential and the Company operate under service and lease agreements whereby services of officers and employees (except for those agents employed directly by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential. Prudential periodically reviews its methods for determining the level of administrative expenses charged to the Company. Late in 1998, Prudential revised its allocation methodology to more closely align allocations based on business processes, resulting in increased allocations from 1998 levels. Management believes that the updated methodology is reasonable and better reflects actual costs incurred by Prudential to process transactions on behalf of the Company. The net cost of these services allocated to the Company were $317.4 million, $269.9 million and $139.5 million for the years ended December 31, 1999, 1998, and 1997, respectively.

In addition, the Company received allocated distribution expenses from Prudential's retail agency network. Beginning in 1999, market based distribution transfer pricing was the basis for allocating costs to each product line that distributes products through Prudential's retail agency channels. A majority of these distribution expenses have been capitalized by the Company as deferred policy acquisition costs ("DAC").

The Company receives asset management fee income from policyholder account balances invested in the Prudential Series Fund ("PSF"). These amounts are shown as asset management fees on the statement of operations. The Company also collects these fees on behalf of Prudential. The amounts due to Prudential related to PSF fees were $0.1 million and $22.6 million at December 31, 1999 and December 31, 1998, respectively.


                                      B21

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


14.  RELATED PARTY TRANSACTIONS (continued)

The Company pays an asset management fee to Prudential Global Asset Management ("PGAM") for managing the Separate Account investment portfolio. The expense for the year was $25.9 million, which is shown in general, administrative and other expenses.

The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential. The cash surrender value included in Separate Accounts was $725.3 million and $362.3 million at December 31, 1999, and 1998, respectively. The fees received in 1999 related to the COLI policies were $4.0 million.

Reinsurance

The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1999, 1998, and 1997.

Debt Agreements

In July 1998, the Company established a revolving line of credit facility of up to $500 million with Prudential Funding Corporation, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 1999.


                                      B22

                        Report of Independent Accountants

   To the Board of Directors and Stockholder of Pruco Life Insurance Company

   In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of the Prudential Insurance Company of America) and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

   PricewaterhouseCoopers LLP
   New York, New York
   March 21, 2000


                                      B23

PRUSELECT/SM/ I
Variable Life
Insurance



[LOGO] Prudential


Pruco Life Insurance Company
213 Washington Street, Newark, NJ 07102-2992
Telephone: 800 286-7754


CVUL-1 Ed. 5/2000

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES


Pruco Life Insurance Company ("Pruco Life") represents that the fees and charges deducted under the variable universal life insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.


Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 ET SEQ. of the Arizona Statutes Annotated. The text of Pruco Life"s By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to
Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:
-------------------------------------------------------------------------

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 84 pages.

The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

       1.  PricewaterhouseCoopers LLP, independent accountants.
       2.  Clifford E. Kirsch, Esq.
       3.  Nancy D. Davis, FSA, MAAA

The following exhibits:
-----------------------

     1.   The following  exhibits  correspond to those required by paragraph A of the  instructions  as to exhibits in Form N-8B-2:

          A.    (1)     (a)         Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Universal Account. (Note 8)
                        (b)         Amendment of Separate Account Resolution. (Note 11)
                (2)     Not Applicable.
                (3)     Distributing Contracts:
                        (a)         Distribution Agreement between Pruco Securities Corporation and Pruco Life
                                    Insurance Company. (Note 8)
                        (b)         Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 8)
                        (c)         Schedule of Sales Commissions. (Note 8)
                        (d)         Participation Agreements and Amendments:
                                    (i)(a) AIM Variable Insurance Funds, Inc., AIM V.I. Value Fund. (Note 3)
                                       (b) Amendment to the AIM Variable Insurance Funds, Inc. Participation
                                           Agreement. (Note 11)
                                   (ii)(a) American Century Variable Portfolios, Inc., VP Value Portfolio.
                                           (Note 11)
                                  (iii)(a) Janus Aspen Series, Growth Portfolio. (Note 3)
                                       (b) Amendment to the Janus Aspen Series Participation Agreement. (Note 11)
                                   (iv)(a) MFS Variable Insurance Trust, Emerging Growth Series. (Note 3)
                                       (b) Amendment to the MFS Variable Insurance Trust Participation
                                           Agreement. (Note 11)
                                    (v)(a) T. Rowe Price International Series, Inc., International Stock
                                           Portfolio. (Note 3)
                                       (b) Amendment to the T. Rowe Price International Series, Inc.
                                           Participation Agreement. (Note 11)
                (4)     Not Applicable.
                (5)     Variable Universal Life Insurance Contract. (Note 8)
                (6)     (a)         Articles of Incorporation of Pruco Life Insurance Company, as amended October
                                    19, 1993. (Note 7)
                        (b)         By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 9)
                (7)     Not Applicable.
                (8)     Not Applicable.
                (9)     Not Applicable.

               (10)     (a)         Application Form for Variable Universal Life Insurance Contract. (Note 8)
                        (b)         Supplement to the Application for Variable Universal Life Insurance Contract.
                                    (Note 10)
               (11)     Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e - 3 (T)(b)(12)(iii).
                        (Note 11)
               (12)     Endorsement to modify List of Investment Options.  (Note 11)


     2.   See Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

     4.   None.

     5.   Not Applicable.

     6. Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

     7.   Powers of Attorney.

          (a) William M. Bethke, Ira J. Kleinman, Esther H. Milnes, I. Edward Price (Note 2)
          (b)  Kiyofumi Sakaguchi (Note 5)
          (c)  James J. Avery, Jr. (Note 3)
          (d)  Dennis G. Sullivan (Note 4)

          (e)  David R. Odenath, Jr. (Note 12)


(Note 1)  Filed herewith.

(Note 2) Incorporated by reference to Form 10-K, Registration No. 33-08698, filed March 31, 1997 on behalf of the Pruco Life Variable Contract Real Property Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 6 for Form S-1, Registration No. 33-86780, filed April 16, 1999 on behalf of the Pruco Life Variable Contract Real Property Account.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6, Registration No. 33-49994, filed April 28, 1997 on behalf of the Pruco Life PRUvider Variable Appreciable Account.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 9 to this Registration Statement, filed April 25, 1996.

(Note 7) Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 10 to this Registration Statement, filed April 28, 1997.

(Note 9) Incorporated by reference to Form 10-Q, Registration No. 33-37587, filed August 15, 1997 on behalf of the Pruco Life Insurance Company.

(Note 10) Incorporated by reference to Post-Effective Amendment No. 11 to this
          Registration Statement, filed April 28, 1998.


(Note 11) Incorporated by reference to Post-Effective Amendment No. 13 to this
          Registration Statement, filed June 4, 1999.


(Note 12) Incorporated by reference to Post-Effective Amendment No. 7 to Form
          S-1, Registration No. 33-86780, filed April 12, 2000 on behalf of the Pruco Life Variable Contract Real Property Account.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Universal Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 26th day of April, 2000.

(Seal)             PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                               (Registrant)

                     By: PRUCO LIFE INSURANCE COMPANY
                                (Depositor)


Attest:   /s/  Thomas C. Castano             By: /s/ Esther H. Milnes
          ----------------------------          -------------------------------
          Thomas C. Castano                     Esther H. Milnes
          Assistant Secretary                   President



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 26th day of April, 2000.


      SIGNATURE AND TITLE
      -------------------

/s/ *
------------------------------
Esther H. Milnes
President and Director

/s/ *
------------------------------
Dennis G. Sullivan
Vice President and Chief Accounting Officer
                                                     *By: /s/ Thomas C. Castano
/s/ *                                                     Thomas C. Castano
------------------------------                            (Attorney-in-Fact)
James J. Avery, Jr.
Director

/s/ *
------------------------------
William M. Bethke
Director

/s/ *
------------------------------
Ira J. Kleinman
Director


/s/ *
------------------------------
David R. Odenath, Jr.
Director

/s/ *
------------------------------
I. Edward Price
Director

/s/ *
------------------------------
Kiyofumi Sakaguchi
Director

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 14 to the registration statement on Form S-6 (the "Registration Statement") of our report dated March 17, 2000, relating to the financial statements of the Pruselect I Variable Life Subaccounts of Pruco Life Variable Universal Account, which appears in such Prospectus.

We also consent to the use in the Prospectus constituting part of this Registration Statement of our report dated March 21, 2000, relating to the consolidated financial statements of Pruco Life Insurance Company and its subsidiaries, which appears in such Prospectus.

We also consent to the reference to us under the heading "Experts" in the Prospectus.



PricewaterhouseCoopers LLP

New York, New York
April 24, 2000

                                  EXHIBIT INDEX

                Consent of PricewaterhouseCoopers LLP, independent accountants.                Page II-5

       3.       Opinion and Consent of Clifford E.  Kirsch,  Esq.,  as to the legality         Page II-7
                of the securities being registered.


       6.       Opinion and  Consent of Nancy D. Davis,  FSA,  MAAA,  as to  actuarial         Page II-8
                matters pertaining to the securities being registered.
